EXHIBIT 10.4.2

                                             Federal Aviation Administration
                                          Date __02/08/2005___ Time __2:13 PM__
                                          Conveyance Number ______D001034_______
                                          By ___________________________________
                                          Formerly N491MC_______________________



                       AMENDMENT NO. 1 TO LEASE AGREEMENT
                       ----------------------------------

                  This AMENDMENT NO. 1 to Lease Agreement (this "AMENDMENT"), dated as of July 27, 2004, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as FIRST SECURITY BANK, NATIONAL ASSOCIATION), not in its individual capacity except as expressly provided herein, but solely as Owner Trustee ("LESSOR" or "OWNER TRUSTEE"), and ATLAS AIR, INC., a Delaware corporation ("LESSEE"), amends that certain Original Lease (as defined below). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease (as defined below).

                             W I T N E S S E T H :
                             - - - - - - - - - -

                  WHEREAS, Lessor and Lessee are parties to that certain Lease Agreement, dated as of July 29, 1998, supplemented by Lease Supplement No. 1 dated July 29, 1998, both recorded by the FAA on July 30, 1998, as Conveyance No. P16372 (collectively, the "ORIGINAL LEASE"), pursuant to which Lessee has leased from Lessor the Aircraft as defined in the Original Lease (the Original Lease, as amended by this Amendment, the "LEASE").

                  WHEREAS, as contemplated by the Restructure Agreement (the "RESTRUCTURE AGREEMENT"), dated as of July 27, 2004, by and among Lessee, Lessor and the other parties named therein, all such parties desire that Lessee and Lessor enter into this Amendment to set forth the manner in which the restructuring of the terms of payment by Lessee of certain installments of Basic Rent payable under the Original Lease and the agreements with respect to other amendments and other matters pertaining to the Original Lease are to be definitively documented and implemented.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENTS TO ANNEX A TO THE ORIGINAL LEASE. Annex A to the Original Lease is hereby amended as follows:

                  (i) ADDITIONS. The following definitions are hereby added to Annex A to the Original Lease in appropriate alphabetical order:

                  "ACCELERATION" is defined in Section 14.6 of the Lease.

                  "ACQUIRED INDEBTEDNESS" means Indebtedness of a Person outstanding on the date on which such Person becomes a Subsidiary or Indebtedness assumed in connection with the acquisition of assets from any Person.

                  "ACTION EVENT" means (a) any acceleration or other exercise of rights or remedies by Mortgagee as assignee of Lessor as a result of a Cross Default under Section 15.1.7(a) of the Lease, or (b) the giving of instructions or directions by the Controlling Certificateholders to exercise any such rights or remedies.

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                  "ADDITIONAL INDEBTEDNESS INCURRENCE CONDITIONS" means:

                  (a) no Lease Default or Lease Event of Default shall have occurred and be continuing,

                  (b) the Fixed Charge Coverage Ratio determined as of the last day of the last fiscal quarter for which financial statements are then available is greater than 1.25 to 1.00 and

                  (c)      the  aggregate   principal   amount  of  Indebtedness
         incurred pursuant to Section 8.4.1(b) does not exceed $50,000,000 at any one time outstanding.

                  If, before the occurrence of an Action Event, a Bank Debt Refinancing occurs, and the documents executed in connection with such Bank Debt Refinancing contain a restriction on the incurrence by Lessee of indebtedness (as defined under such Bank Debt Refinancing), this definition and the definition of "Indebtedness" for purposes of this definition shall thereafter be deemed to have been amended to provide for the same restriction on the incurrence of indebtedness and the same definition of indebtedness as is provided in the documents executed in connection with such Bank Debt Refinancing (and such lenders shall be "Bank Lenders" for purposes of the Lease and such documents executed in connection with such Bank Debt Refinancing shall be "Bank Lender Documents" for purposes of the Lease). If such Bank Debt Refinancing is with more than one lender under separate Bank Lender Documents, this definition and the definition of "Indebtedness" for purposes of this definition shall thereafter be deemed to have been amended to provide for the same restriction on the incurrence of indebtedness and the same definition of indebtedness as are provided in those of such Bank Lender Documents which evidence the highest dollar amount of such indebtedness.

                  "ADDITIONAL LEASE INCURRENCE CONDITIONS" means

                  (a) no Lease Default or Lease Event of Default shall have occurred and be continuing,

                  (b) the Fixed Charge Coverage Ratio determined as of the last date of the last fiscal quarter for which financial statements are then available is greater than 1.25 to 1.00; PROVIDED, HOWEVER, that Parent or any of its Subsidiaries may enter into any lease if the cash scheduled rental payments required to be made under all leases entered into after the Restructure Agreement Execution Date (including, without limitation, the lease proposed to be entered into) do not exceed $15,000,000 during any fiscal year, without having to comply with this clause (b), and

                  (c) the aggregate principal amount of Capital Leases entered into pursuant to Section 8.4.1(c) does not exceed $50,000,000 at anyone time outstanding.

         If, before the occurrence of an Action Event, a Bank Debt Refinancing occurs, and the documents executed in connection with such Bank Debt Refinancing contain a restriction

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


         on the entering into by Lessee of leases or subleases, this definition shall thereafter be deemed to have been amended to provide for the same restriction on the entering by Lessee into of leases or subleases as is provided in the documents executed in connection with such Bank Debt Refinancing (and such lenders shall be "Bank Lenders" for purposes of the Lease and such documents executed in connection with such refinancing shall be "Bank Lender Documents" for purposes of the Lease). If such Bank Debt Refinancing is with more than one such lender under separate Bank Lender Documents, this definition shall thereafter be deemed to have been amended to provide for the same restriction on the entering into of leases or subleases by Lessee as is provided in those of such Bank Lender Documents which evidence the highest dollar amount of such indebtedness.

                  "AFL III" means Atlas Freighter Leasing III, Inc., a Delaware corporation, a subsidiary of Parent, the sole business of which is the ownership of the AFL III Equipment and the leasing of the AFL III
         Equipment to Lessee pursuant to the AFL III Leases and obtaining financing with respect thereto.

                  "AFL III EQUIPMENT" is defined in Schedule 1 to the Lease.

                  "AFL III FINANCING AGREEMENT" means that certain Credit Agreement dated as of April 25, 2000, and amended and restated as of July 27, 2004, by and among AFL III, the lenders party thereto and Deutsche Bank Trust Company Americas, as agent, as such agreement may be amended, amended and restated, modified and/or supplemented from time to time in accordance with the terms thereof.

                  "AFL III LEASES" means one or more triple net leases by and between Lessee and AFL III with respect to the AFL III Equipment, as lessor thereunder, as such leases may be amended, amended and restated, modified and/or supplemented from time to time.

                  "ALLONGES" is defined in the definition of "Equipment Notes".

                  "AMENDMENT NO. 1 TO LEASE AGREEMENT" or "AMENDMENT" means that certain Amendment No. 1 to Lease Agreement, dated as of July 27, 2004, between Lessor and Lessee in connection with the Lease.

                  "APPRAISAL" is defined in the Intercreditor Agreement.

                  "ASSUMPTIONS" is defined in Section 8.4.4(e) of the Lease.

                  "AVAILABILITY" means at any time, the maximum additional amount available to be borrowed by Lessee as direct advances under any Indebtedness at such time taking into account any applicable borrowing base or similar requirements and limitations at such time, PROVIDED that all of the conditions to borrowing (other than the delivery of a notice of borrowing) required pursuant to such Indebtedness are satisfied at such time.

                  "BANK DEBT REFINANCING" means any unsecured or secured refinancing of the indebtedness owed to the Bank Lenders under the Bank Lender Documents (i) with institutional lenders or (ii) with the proceeds of a private or public debt offering to lenders, which institutional lenders or lenders are not Affiliates of Lessee or Parent and which refinancing pays such indebtedness in full (or any such refinancing the indebtedness of which is subsequently refinanced with Bank Debt Refinancing).

                  "BANK LENDER DOCUMENTS" means the Credit Agreement and the documents executed in connection therewith and the documents executed in connection with any subsequent extension or renewal thereof or any Bank Debt Refinancing.

                  "BANK LENDERS" means lenders under the Bank Lender Documents.

                  "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of Florida, Miami Division.

                  "BOEING" means Boeing Capital Corporation and its Affiliates.

                  "BOEING DOCUMENTS" means that certain lease agreement listed on Schedule 1 to the Lease opposite the heading "Boeing Documents" and the documents executed in connection therewith other than that certain Supplemental Agreement, dated as of June 1, 2002, between the owner participant named therein and Lessee, as amended by Amendment No. 1 to Supplemental Agreement dated as of October 31, 2003, which relates solely to the tax indemnity agreement between such owner participant and Lessee and the general tax indemnity agreement among the parties to such transaction.

                  "BUSINESS PLAN" means Debtors' business plan filed with the Securities and Exchange Commission on Form 8-K on December 12, 2003 (as amended and modified) and attached to the Disclosure Statement as Exhibit G.

                  "CAPITAL LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "CASH" means money, currency or a credit balance in a Deposit Account.

                  "CHAPTER 11 CASE" means the bankruptcy case commenced by Lessee under Chapter 11 of Title 11 of the Bankruptcy Code on January 30, 2004 in the United States Bankruptcy Court for the Southern District of Florida.

                  "CONSOLIDATED  ADJUSTED EBITDA" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) other non-cash items reducing Consolidated Net Income LESS other non-cash items increasing Consolidated Net Income, all of the foregoing as determined on a consoidated basis for Parent and its Subsidiaries in conformity with GAAP and, (vii) for all periods through the first anniversary of the Restructure Agreement Execution Date, expenses incurred in connection with the Plan of Reorganization, including professional fees and expenses, severance, key employee retention plans, executory contract and lease rejection claims, asset write downs and any other such costs determined by Parent' independent accountants to be reported as "Reorganization Costs".

                  "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the sum of (i) the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Parent and its Subsidiaries) by Parent and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Parent and its Subsidiaries plus (ii) to the extent not covered by clause (i) of this definition, the aggregate of all expenditures by Parent and its Subsidiaries during that period to acquire (by purchase or otherwise) the business, property or fixed assets of any Person, or the stock or other evidence of beneficial ownership of any Person that, as a result of such acquisition, becomes a Subsidiary of Parent.

                  "CONSOLIDATED FIXED CHARGES" means, for any period, the sum of the amounts for such period (without duplication) of (i) Consolidated Interest Expense for such period paid in cash, (ii) Consolidated Rental Payments for such period paid in cash, (iii) Consolidated Capital Expenditures paid in cash for such period (other than Consolidated Capital Expenditures funded with the proceeds of sales of assets), (iv) any Restricted Junior Payments actually made during such period and (v) the scheduled principal amount of all amortization payments with respect to the Bank Lender Documents (assuming for this purpose that the maximum amount of principal deferral permitted pursuant to Section 2.4A(ii) of the AFL III Financing Agreement shall have occurred (whether or not the conditions thereto shall have been satisfied)) and other Indebtedness of Parent and its Subsidiaries required to be made during such period (as determined on the first day of such period).

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, total net interest expense (to be computed by reducing interest expense by the amount of interest income) (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Parent and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Parent and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements and Currency Agreements.

                  "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of Parent and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; PROVIDED that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Parent) in which any other Person (other than Parent or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Parent or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Parent or is merged into or consolidated with Parent or any of its Subsidiaries or that Person's assets are acquired by Parent or any of its Subsidiaries, (iii) the income of any Subsidiary of Parent to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation

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


         applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to a sale of assets or returned surplus assets of any pension plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-cash extraordinary losses.

                  "CONSOLIDATED RENTAL PAYMENTS" means, for any period, the aggregate amount of all rents with respect to aircraft and engines paid or payable by Parent and its Subsidiaries on a consolidated basis during that period under all Operating Leases to which Parent or any of its Subsidiaries is a party as lessee (net of sublease income other than income from ACMI Contracts). For the avoidance of doubt, (x) all rental payments to AFL III shall not be included in Consolidated Rental Payments and (y) payments in respect of Capital Leases shall not be included in Consolidated Rental Payments.

                  "CONSULTANT" means Simat Helliesen & Eichner, Inc. or Avitas, Inc., or such other aircraft professional designated from time to time by Mortgagee.

                  "CONSULTANT COSTS AND EXPENSES" is defined in Section 8.4.4(h) of the Lease.

                  "CONTINGENT  OBLIGATIONS" or "CONTINGENT OBLIGATION" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Interest Rate
         Agreements and Currency Agreements. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the
         obligation  to  make   take-or-pay  or  similar  payments  if  required
         regardless of nonperformance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefore, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

                  "CONTROLLING CERTIFICATEHOLDERS" means, as of a particular date of determination, the 1998 Class A Certificateholders beneficially holding 1998 Class A Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Class A Pass Through Trust (excluding any 1998 Class A Certificates beneficially held by Lessee or any Affiliate thereof; PROVIDED, HOWEVER, the foregoing exclusion shall not apply if Lessee and/or its Affiliates beneficially hold 100% of the 1998 Class A Certificates as of a particular date of determination).

                  "CREDIT AGREEMENT" means the Fifth Amended and Restated Credit Agreement, dated July 27, 2004 by and among Atlas Air Worldwide Holdings, Inc., Atlas Air, Inc., the lenders party thereto from time to time and Deutsche Bank Trust Company Americas, as administrative agent.

                  "CROSS DEFAULT" means a Lease Event of Default that occurs due to the occurrence of an Other Creditor Payment Default, an Other Creditor Non-Payment Default or an Acceleration.

                  "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement designed to protect Parent or any of its Subsidiaries against fluctuations in currency values.

                  "DEBTORS" means, collectively, Parent, Lessee, Polar, Airline Acquisition Corp. I and Atlas Worldwide Aviation Logistics, Inc.

                  "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "DISCLOSED OTHER CREDITOR DOCUMENT" is defined in Section 7(a)(xiii) of the Restructure Agreement.

                  "DISCLOSURE STATEMENT" means the Second Amended Disclosure Statement filed with the Bankruptcy Court by the Debtors under 11 U.S.C. ss. 1125 in support of the Debtors' Second Amended Joint Chapter 11 Plan and approved by the Bankruptcy Court on June 8, 2004.

                  "EETC AMENDMENT FEE CONSIDERATION" is defined in Section 2 of the Restructure Agreement.

                  "ENGINE MAINTENANCE CONTRACT" means that certain Engine Maintenance Agreement (1998 EETC Series-CF6-80C2 Engines) dated Apri1 30, 2004 between Lessee and the Engine Maintenance Contractor, any other engine maintenance contract that is reasonably acceptable to Mortgagee (or the Consultant) and Lessor with any other Engine Maintenance Contractor, and any replacements thereof in accordance with
         Section 8.4.4(d) or Section 14.7 of the Lease, as amended from time to time, relating to the Aircraft; PROVIDED, HOWEVER, that Lessor shall not have any rights with respect to the acceptance of any Engine Maintenance Contract (and, therefore, only Mortgagee shall have rights with respect to the acceptance of any Engine Maintenance Contract) so long as Mortgagee has not given notice to Lessee that the Lien of the Trust Indenture has been discharged.

                  "ENGINE MAINTENANCE CONTRACT ASSIGNMENT" means that certain Collateral Assignment of Engine Maintenance Contract dated as of the Restructure Agreement Execution Date from Lessee to Lessor relating to the Aircraft and any assignment of any other Engine Maintenance Contract which replaces any Engine Maintenance Contract Assignment entered into pursuant to this Lease from time to time.

                  "ENGINE MAINTENANCE CONTRACTOR" means MTU Maintenance Hannover GmbH, a German limited liability company, any other engine overhaul contractor of international stature that is reasonably acceptable to Mortgagee (or the Consultant) and the Lessor, and any replacements thereof in accordance with Section 8.4.4(d) or Section 14.7 of the Lease; PROVIDED, HOWEVER, that Lessor shall not have any rights with respect to the acceptance of any Engine Maintenance Contractor (and, therefore, only Mortgagee shall have rights with respect to the acceptance of any Engine Maintenance Contractor) so long as Mortgagee has not given notice to Lessee that the Lien of the Trust Indenture has been discharged.

                  "ENHANCEMENT" means (a) new or increased rent, debt payments, maintenance reserves or other form of additional payment, (b) new fees or other compensation, (c) an increase in interest rate, (d) additional collateral or credit support, (e) materially improved maintenance provisions or return condition provisions, or (f) other form of material enhancement.

                  "ENHANCEMENT RENT" is defined in Section 8.4.2.

                  "EXISTING INDEBTEDNESS" means any Indebtedness of Parent and its Subsidiaries outstanding on and as of the Restructure Agreement Execution Date as set forth in Schedule 8.4.1(b) of Amendment No. 1 to Lease Agreement.

                  "EXIT FACILITY" means the primary senior revolving credit facility of the Parent or Lessee, now existing or hereafter created, which is secured by, among other things, a first lien on the accounts receivable and inventory of the Parent or Lessee, which facility allows the Parent or Lessee (and which facility may also permit any Affiliate thereof) to borrow and reborrow amounts (and which may also provide for letters of credit to be issued at the request of the Parent or Lessee) up to a borrowing base determined pursuant to the documents evidencing such facility.

                  "FIXED CHARGE COVERAGE RATIO" means as of any date, the ratio of (i) the sum of (x) Consolidated Adjusted EBITDA for the period of twelve consecutive months ending on such date (a "TEST PERIOD") and (y) Consolidated Rental Payments for such Test Period to (ii) Consolidated Fixed Charges for such Test Period.

                  "FRACTIONAL UNDIVIDED INTEREST" means the fractional undivided interest in the Class A Pass Through Trust.

                  "GECAS" means General Electric Capital Aviation Services and its Affiliates.

                  "GECAS DOCUMENTS" means those certain lease and sublease agreements listed on Schedule 1 to the Lease opposite the heading "GECAS Documents" and the docu-ments executed in connection therewith (other than the tax indemnity or tax indemnification agreements, as amended, executed in connection with the lease and subleases listed on Schedule 1 to Amendment No. 1 to Lease Agreement).

                  "INDEBTEDNESS"  means,  as  applied  to any  Person,  (i)  all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, and (v) all indebtedness secured by any lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. For purposes of this Lease, obligations under Interest Rate Agreements and Currency Agreements are not Indebtedness.

                  "INTERCOMPANY LOAN" means any loans and advances from any Loan Party to any other Loan Party.

                  "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect Parent or any of its Subsidiaries against fluctuations in interest rates.

                  "INSPECTING PARTIES" is defined in Section 12(a) of the Lease.

                  "LEASE AMENDMENT DEFAULT AMOUNT" is defined in Section 19 of the Lease.

                  "LESSEE  SECURITY   AGREEMENT"  means  that  certain  Security
         Agreement dated as of the Restructure Agreement Execution Date from Lessee to Lessor relating to the Aircraft.

                  "LOAN PARTIES" means Lessee, Parent and Polar.

                  "MAINTENANCE SCHEDULE" is defined in Section 8.4.4(c) of the Lease.

                  "N409 RESTRUCTURING EVENT" means the consummation of a transaction on terms substantially similar with respect to covenants and lease events of default set forth in the lease documentation for the Aircraft, the 1998 EETC Aircraft bearing U.S. registration number * and the 1999 EETC Aircraft bearing U.S. registration number * pursuant to which Lessee or an Affiliate of Lessee has become the sole owner participant of the trust of which the owner trustee is the owner of the 2000 EETC Aircraft bearing U.S. registration number * (except for the addition of covenants regarding the maintenance of an airframe maintenance contract).

---------------
* This information has been intentionally deleted from the FAA filing counterpart as the parties deem it to be confidential and proprietary information.

                  "OBJECTIVES" is defined in Section 8.4.4(b) of the Lease.

                  "OPERATING LEASE" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

                  "ORIGINAL LEASE" means the Lease Agreement, dated as of July 29, 1998 between the Owner Trustee, as Lessor, and Lessee, as Lessee, as supplemented by Lease Supplement No. 1 dated July 29, 1998.

                  "OTHER ACCELERATED CREDITOR" means any holder (other than GECAS, Boeing, any of the Bank Lenders and any Other EETC Transaction Person) of any Indebtedness of Lessee or any personal or real property lease or sublease to which Lessee is bound, other than the Lease.

                  "OTHER ACCELERATED CREDITOR DOCUMENTS" means the documents executed in connection with any Indebtedness owed by Lessee to, or any lease or sublease by Lessee of any personal or real property from, an Other Accelerated Creditor, and the documents executed in connection with any extension or renewal thereof, other than the Lease,

                  "OTHER AIRCRAFT" means the Other 1998 EETC Aircraft, the 1999 EETC Aircraft and the 2000 EETC Aircraft.

                  "OTHER CREDITOR" means GECAS, Boeing, the Bank Lenders, the Other EETC Transaction Persons and the Other Accelerated Creditors.

                  "OTHER CREDITOR AMENDMENT" is defined in the Restructure Agreement.

                  "OTHER  CREDITOR  NON-PAYMENT  DEFAULT"  is defined in Section
         14.6 of the Lease.

                  "OTHER CREDITOR PAYMENT DEFAULT" is defined in Section 14.6 of the Lease.

                  "OTHER EETC TRANSACTION DOCUMENTS" means the documents entered into with respect to the lease and financing of the Other Aircraft, PROVIDED that, unless an N409 Restructuring Event has occurred on or prior to December 1, 2004, the term Other EETC Transaction Documents as used in Section 14.6 hereof does not include the documents entered into solely with respect to the 2000 EETC Aircraft bearing U.S. registration number *.

                  "OTHER EETC TRANSACTION PERSONS" means the Persons party to the Other EETC Transaction Documents (other than Lessee, Parent and Polar).

---------------
* This information has been intentionally deleted from the FAA filing counterpart as the parties deem it to be confidential and proprietary information.

                  "OTHER EETC TRANSACTIONS" means the transactions pursuant to which the Other Aircraft are leased and financed.

                  "OTHER 1998 EETC AIRCRAFT" is defined in Schedule 1 to the Lease.

                  "PARENT" means Atlas Air Worldwide Holdings, Inc., a Delaware corporation.

                  "PARENT GUARANTY" means that certain Guaranty Agreement dated as of the Restructure Agreement Execution Date from the Parent to Lessor relating to the Aircraft.

                  "PARENT  SECURITY   AGREEMENT"  means  that  certain  Security
         Agreement dated as of the Restructure Agreement Execution Date from the Parent to Lessor relating to the Aircraft.

                  "PARENT'S PROJECTED EBITDA" means Parent's Projected EBITDA as referenced in the Business Plan.

                  "PERMITTED EXTENSION INDEBTEDNESS" means renewals, extensions, substitutions, refinancings or replacements (each an "extension") by Parent or any of its Subsidiaries of any Indebtedness of Parent or such Subsidiary, including any such successive transactions thereby, so long as (i) any such Indebtedness bears interest at a rate which does not exceed 15% per annum, (ii) any such Permitted Extension Indebtedness shall be in a principal amount that does not exceed the principal amount immediately prior to such extension, PLUS the amount of any premium required to be paid in connection with such extension pursuant to the terms of such Indebtedness, PLUS the amount of expenses of Parent or such Subsidiary reasonably incurred in connection with such extension, (iii) in the case of any extension of subordinated Indebtedness, such Permitted Extension Indebtedness is made subordinate to the obligations of Lessee under the Lease at least to the same extent as the Indebtedness immediately prior to such extension, (iv) such Permitted Extension Indebtedness has a final stated maturity later than the notes issued in connection with the Bank Lender Documents and
         (v) the amortization and the other terms, provisions, conditions, covenants and events of default thereof taken as a whole shall be no more onerous or restrictive from the perspective of Parent and its Subsidiaries or any more favorable, from the perspective of Mortgagee, than those contained in the Indebtedness immediately prior to such extension.

                  "PERMITTED INDEBTEDNESS" means

                  (i) Indebtedness incurred with respect to the Bank Lender Documents;

                  (ii)     the Parent Guaranty and the Polar Guaranty;

                  (iii)    any Existing Indebtedness;

                  (iv)     any Permitted Extension Indebtedness;

                  (v) with respect solely to AFL III, any Indebtedness incurred by AFL III with respect to the AFL III Financing Agreement and the AFL III Leases;

                  (vi)     any Indebtedness incurred with respect to the Lease;

                  (vii) any Indebtedness incurred with respect to the Other EETC Transactions;

                  (viii) the Exit Facility, PROVIDED that the aggregate principal amount thereof (including any letters of credit issued thereunder) shall not exceed $60,000,000.00 at any one time outstanding;

                  (ix)     any Indebtedness constituting Intercompany Loans; and

                  (x) any other Indebtedness in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding.

                  "PLAN CONFIRMATION DATE" means the date of entry of the order of the Bankruptcy Court confirming the Plan of Reorganization, which order is final and unstayed.

                  "PLAN OF REORGANIZATION" means the Final Modified Second Amended Joint Plan of Reorganization of the Debtors dated as of July 14, 2004 and confirmed by order of the Bankruptcy Court entered on July 16, 2004.

                  "POLAR" means Polar Air Cargo, Inc., a California corporation.

                  "POLAR GUARANTY" means that certain Guaranty Agreement dated as of the Restructure Agreement Execution Date from Polar to Lessor relating to the Aircraft.

                  "POLAR  SECURITY   AGREEMENT"   means  that  certain  Security
         Agreement dated as of the Restructure Agreement Execution Date from Polar to Lessor relating to the Aircraft;

                  "REQUIRED RATING" means a rating of "BB-" by S&P or "Ba3" by Moody's.

                  "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Lessee or Parent now or hereafter outstanding or any Affiliate of Lessee or Parent other than dividends or other distributions payable solely in such class of stock of Lessee, Parent or any Affiliate of Lessee or Parent, as applicable, to the holders of that class and except for any distribution or dividend that is made solely to Parent, Polar or Lessee (and, if an Affiliate is not a wholly-owned Subsidiary, to the other shareholders of such Subsidiary on a pro rata basis or on a basis that results in the receipt by Parent, Polar or Lessee of dividends or distributions of greater value than it would receive on a pro rata basis), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Lessee, Parent or any Affiliate of Lessee or Parent now or hereafter outstanding and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Lessee, Parent or any Affiliate of Lessee or Parent now or hereafter outstanding.

                  "RESTRICTED JUNIOR PAYMENT CONDITIONS" means

                           (a) no Lease Default or Lease Event of Default shall have occurred and be continuing, and

                           (b) Parent's reserve of Unrestricted Cash and Cash Equivalents and Availability at any time during any period set forth below is equal to or greater than the amount set forth opposite such period below:

                  -------------------------------------------------------
                                                           MINIMUM
                  FOR THE PERIOD                          LIQUIDITY
                  -------------------------------------------------------
                  September 1 to October 7, 2004          $55,000,000
                  -------------------------------------------------------
                  October 8 to November 7, 2004           $60,000,000
                  -------------------------------------------------------
                  November 8 to  December 7, 2004         $65,000,000
                  -------------------------------------------------------
                  December 8, 2004 to January 7, 2005     $70,000,000
                  -------------------------------------------------------
                  January 8 to April 7, 2005              $75,000,000
                  -------------------------------------------------------
                  April 8, 2005 to September 30, 2005     $85,000,000
                  -------------------------------------------------------
                  October 1, 2005 to December 31, 2005    $95,000,000
                  -------------------------------------------------------
                  January 1, 2006 to December 31, 2006    $110,000,000
                  -------------------------------------------------------
                  January 1, 2007 and thereafter          $125,000,000
                  -------------------------------------------------------

                  Notwithstanding the "at any time" requirement, within each calendar month, Unrestricted Cash and Cash Equivalents, and Availability may be less than the Minimum Liquidity set forth above for one period not to exceed five consecutive business days.

                  "RESTRUCTURE   AGREEMENT"   means  the   certain   Restructure
         Agreement dated as of July 27, 2004 among Lessee, Lessor, Mortgagee, Owner Participant and others relating to the Aircraft.

                  "RESTRUCTURE AGREEMENT EXECUTION DATE" means July 27, 2004.

                  "SPECIAL COVENANTS TERMINATION DATE" means the earlier of (i) the date that the 1998 Class A Certificates are paid in full or (ii) the first date that the senior unsecured debt of Lessee achieves the Required Rating which comes after the debt to the Bank Lenders has been paid in full; PROVIDED that a payment directly or indirectly from the proceeds of a Bank Debt Refinancing shall not be deemed to be a payment in full of the debt to the Bank Lenders.

                  "SPECIAL INSPECTOR" is defined in Section 12(g) of the Lease.

                  "SPECIFIED PRIOR DEFAULTS" means any Lease Default or Lease Event of Default arising out of or in connection with (i) Lessee's failure to make payments of Basic Rent that were due under the Original Lease on July 2, 2003, January 2, 2004 and July 2, 2004 and were due under the Lease on February 2, 2004 and March 2, 2004;
         (ii) Lessee's failure to deliver certain financial information and other reports, certificates or other information as required by Section
         8.2.1 of the Original  Lease for periods  ending prior to July 1, 2004;
         (iii) Lessee's representations and warranties contained in certificates delivered prior to the Restructure Agreement Execution Date with respect to Lessee's financial statements; and (iv) the filing of Lessee's Chapter 11 Case.

                  "SUBSIDIARY"   means,   with   respect  to  any  Person,   any
         corporation, partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "UNRESTRICTED CASH AND CASH EQUIVALENTS" means Cash and Cash Equivalents that are not subject to any restriction or limitation on Parent's ability to withdraw (in the case of Cash) or sell (in the case of Cash Equivalents).

                  "1998 CLASS A CERTIFICATEHOLDERS" means the Persons who beneficially hold through the Depository Trust Company the 1998 Class A Certificates.

                  "1998 CLASS A CERTIFICATES" means the 7.38% Atlas Air Initial Pass Through Certificates, Series 1998-1A and 7.38% Atlas Air Exchange Pass Through Certificates, Series 1998-1A issued by the Class A Pass Through Trust.

                  "1998 EETC AIRCRAFT" means the following:

                           (a)      the Aircraft; and

                           (b)      the Other 1998 EETC Aircraft.

                  "1999 EETC AIRCRAFT" is defined in Schedule 1 to the Lease.

                  "2000 EETC AIRCRAFT" is defined in Schedule 1 to the Lease.

                  "747-200   AIRCRAFT"   is  defined  in  Section  6(k)  of  the
         Restructure Agreement.

                  "747-400   AIRCRAFT"   is  defined  in  Section  6(k)  of  the
         Restructure Agreement.

                  "747-400 AIRCRAFT AGREEMENT" is defined in Section 6(k) of the Restructure Agreement.

                  (ii) CHANGES. The definitions of the following terms in Annex A to the Original Lease are amended by deleting each definition in its entirety and inserting the following definitions in lieu thereof:

                  "CASH EQUIVALENTS" means, as at any date of determination, (i)
         marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within two years after the date of purchase; (ii) marketable direct obligations (fixed and/or floating rate) issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within two years after the date of purchase and having, at the time of the acquisition thereof and at all times thereafter, the highest rating obtainable from at least two of S&P, Moody's and Fitch, Inc.; (iii) Dollar-denominated marketable direct obligations (fixed and/or floating rate) issued by any corporation or commercial bank including medium term notes and bonds, deposit notes and eurodollar/yankee  notes and bonds,  in each case  maturing  within two years after the date of purchase and, at the time of acquisition thereof and at all times thereafter, both (A) having a rating from at least two of S&P, Moody's, and Fitch, Inc. and (B) not having a rating of less than A from S&P, A2 from Moody's, or A from Fitch, Inc.; (iv) Dollar-denominated commercial paper maturing no more than two years from the date of purchase and issued by a corporation or commercial bank that, at the time of acquisition of the commercial paper and at all times thereafter, both (A) has a short-term credit rating from at least two of S&P, Moody's, and Fitch, Inc. and (B) does not have a short-term credit rating of less than A-1 (or the equivalent thereof) from S&P, P-1 (or the equivalent thereof) from Moody's, or F-I (or the equivalent thereof) from Fitch, Inc.; (v) Dollar-denominated certificates of deposit, bankers' acceptances and/or time deposits maturing within two years after the date of purchase and issued or accepted by any commercial bank that, at the time of acquisition of such security and at all times thereafter, both (A) has a short-term credit rating from at least two of S&P, Moody's, and Fitch, Inc. and
         (B) does not have a short-term credit rating of less than A-1 (or the equivalent thereof) from S&P, P-1 (or the equivalent thereof) from Moody's, or F-1 (or the equivalent thereof) from Fitch, Inc.; (vi) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000 and (c) has the highest rating obtainable from either S&P, Moody's or Fitch, Inc.; (vii) Dollar-denominated asset-backed securities (excluding any mortgage products) with a stated bullet maturity of no more than two years from the date of purchase and, at the time of acquisition thereof and at all times thereafter, both (A) having a rating from at least two of S&P, Moody's, and Fitch, Inc. and
         (B) not having a rating of less than A from S&P, A2 from Moody's, or A from Fitch, Inc.; (viii) repurchase agreements entered into with financial institutions satisfying the criteria set forth in clause (v) above with terms of not more than thirty days for securities described in clauses (i) and (ii) above and having a fair market value of at least 102% of the amount of the repurchase obligations; and (ix) auction rate securities (auction rate debt and money market preferreds) with terms of not more than ninety days and, at the time of acquisition thereof and at all times thereafter, both (A) having a rating from at least two of S&P, Moody's, and Fitch, Inc. and (B) not having a rating of less than A from S&P, A2 from Moody's, or A from Fitch, Inc.

                  "CLASS A PASS THROUGH TRUST" means that certain Atlas Air Pass Through Trust 1998-1A-S formed pursuant to that certain Pass Through Trust Agreement dated as of February 9, 1998 between Lessee and Wilmington Trust Company, as Trustee, as amended by that certain 1998 Class A Pass Through Trust Supplement dated as of the Restructure Agreement Execution Date.

                  "EQUIPMENT NOTES" means and includes any equipment notes issued under the Trust Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of the Trust Indenture), including the applicable allonge (each, an "ALLONGE" and collectively, the "ALLONGES") thereto dated the Restructure Agreement Execution Date and executed by the Owner Trustee and any Equipment Note issued under the Trust Indenture in exchange or replacement for any Equipment Note.

                  "FAIR MARKET  RENTAL VALUE" shall be determined as provided in
         Section 15.4 of the Lease.

                  "LEASE" or "LEASE AGREEMENT" means the Lease Agreement, dated as of July 29, 1998 between the Owner Trustee, as lessor, and Lessee, as lessee, as supplemented by Lease Supplement No. 1 dated July 29, 1998, and amended by Amendment No. 1 to Lease Agreement.

                  "LESSEE OPERATIVE AGREEMENTS" means the Participation Agreement, the Lease, the Purchase Agreement Assignment, the Lessee Security Agreement, the Engine Maintenance Contract Assignment, the Restructure Agreement and each other agreement between Lessee and any other party to the Participation Agreement and/or the Restructure Agreement, in each case relating to the transactions contemplated thereby (other than the related tax indemnity agreement, which has been terminated).

                  "MOODY'S" means Moody's Investors Service, Inc. and its successors.

                  "OPERATIVE AGREEMENTS" means, collectively, the Participation Agreement, the Trust Agreement, the Purchase Agreement Assignment, the Consent and Agreement, the Engine Consent and Agreement, the Lease, the Trust Indenture, the Bills of Sale, the Assignment and Assumption Agreement(s), if any, executed pursuant to Section 10 of the Participation Agreement, the Equipment Notes, the Lessee Security Agreement, the Engine Maintenance Contract Assignment, the Polar Guaranty, the Polar Security Agreement, the Parent Guaranty, the Parent Security and the Restructure Agreement.

                  "OWNER PARTICIPANT AGREEMENTS" means, collectively, the Participation Agreement, the Trust Agreement and each other agreement between the Owner Participant and any other party to the Participation Agreement (other than the related tax indemnity agreement, which has been terminated).

                  "PASS  THROUGH  TRUST  AGREEMENT"  means  each  of  the  three separate Pass Through Trust Agreements, each dated as of the Issuance Date, by and between Lessee and Pass Through Trustee, and in the case of the Class A Pass Through Trust, includes the 1998 Class A Pass Through Trust Supplement dated as of the Restructure Agreement Execution Date.

                  "PAYMENT DATE" means (a) for the period from the Delivery Date up to and including January 2, 2003 each January 2 and July 2, commencing with the first such date to occur after the Commencement Date and (b) after January 2, 2003, each date set forth on Schedule 2 to Amendment No. 1 to Lease Agreement.

                  "PAYMENT PERIOD" means (a) for the period from the Delivery Date up to and including January 2, 2003, each of the consecutive semiannual periods (or, if applicable, such shorter period ended on the first Payment Date of the Base Lease Term) during such portion of the Term ending on a Payment Date, the first such period commencing on and including the Commencement Date and (b) after January 2, 2003, means each of the consecutive monthly periods during such portion of the Term ending on the date immediately proceding a Payment Date (or, if applicable, such shorter period ended on the Scheduled Expiration
         Date), the first such period commencing on January 2, 2004; PROVIDED, HOWEVER, that the period commencing after January 2, 2003 up to and including January 1, 2004 shall have no Payment Period and Basic Rent for such period shall be paid on the dates set forth in Schedule 2 to Amendment No. 1 to Lease Agreement.

                  "PURCHASE DATE" means the last day, or if such day is not a Business Day, the immediately succeeding Business Day, of the Base Lease Term, as specified in any Purchase Notice.

                  "RENT" means, collectively, Basic Rent, Enhancement Rent and Supplemental Rent.

                  "SCHEDULED EXPIRATION DATE" is defined in Schedule 1 to Amendment No. 1 to Lease Agreement.

                  "SERIES A" or "SERIES A EQUIPMENT NOTES" means Equipment Notes issued under the Trust Indenture and designated as "Series A" thereunder, in the Original Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series A", as such Equipment Notes have been amended by the applicable Allonge.

                  "SERIES B" or "SERIES B EQUIPMENT NOTES" means Equipment Notes issued under the Trust Indenture and designated as "Series B" thereunder, in the Original Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series B", as such Equipment Notes have been amended by the applicable Allonge.

                  "SERIES C" or "SERIES C EQUIPMENT NOTES" means Equipment Notes issued under the Trust Indenture and designated as "Series C" thereunder, in the Original Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series C", as such Equipment Notes have been amended by the applicable Allonge.

                  "STANDARD & POOR'S" or "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.

                  "STIPULATED LOSS VALUE" means, with respect to the Aircraft, during the Base Lease Term, (a) for the period from the Delivery Date up to and including January 2, 2003, the amount determined by multiplying (i) the percentage set forth in Schedule 3 to the Original Lease opposite the Stipulated Loss Value Date as of which Stipulated Loss Value is required to be computed by (ii) Lessor's Cost and (b) after January 2, 2003 (except as otherwise provided pursuant to Section
         19), the amount set forth in Schedule 3 to Amendment No. 1 to Lease Agreement opposite the Stipulated Loss Value Date as of which
         Stipulated Loss Value is required to be computed. Notwithstanding anything to the contrary in any Operative Agreement, Stipulated Loss Value shall always be sufficient to pay in full, as of the date of payment thereof (assuming timely payment of the Equipment Notes prior to such date), the aggregate unpaid principal amount of all Equipment Notes outstanding as of such date, together with accrued and unpaid interest on all such Equipment Notes as of such date.

                  "STIPULATED LOSS VALUE DATE" means, for any month, (a) for the period from the Delivery Date up to and including January 2, 2003, the day in such month specified in Schedule 3 to the Original Lease or, if such a day is not a Business Day, the immediately succeeding Business Day and (b) after January 2, 2003, the day in such month specified in
         Schedule 3 to Amendment No. 1 to Lease Agreement or, if such a day is not a Business Day, the immediately succeeding Business Day.

                  "SUPPLEMENTAL RENT" means, without duplication, (a) all amounts, liabilities, indemnities and obligations (other than Basic Rent and Enhancement Rent but including Make-Whole Amount, if any, EETC Amendment Fee Consideration, if any, and Enhancements pursuant to clause (ii) of Section 8.4.2, if any) that Lessee assumes or becomes obligated to or agrees to pay under any Lessee Operative Agreement to or on behalf of Lessor or any other Person, including, without limitation, payments of Stipulated Loss Value, Termination Value and payments of indemnities under Section 9 of the Participation Agreement, but excluding any amount as to which Lessee is obligated to pay a Pro Rata Share pursuant to clause (e) of this definition, (b) (i) to the extent not payable (whether or not in fact paid) under Section 6(a) of the Note Purchase Agreement (as originally in effect or amended), an amount or amounts equal to the fees paid to the relevant Liquidity Provider under Section 2.03 of each Liquidity Facility and the related Fee Letter (as defined in the Intercreditor Agreement) multiplied by a fraction the numerator of which shall be the then outstanding aggregate principal amount of the Series A Equipment Notes, Series B Equipment Notes and Series C Equipment Notes and the denominator of which shall be the then outstanding aggregate principal amount of all "Series A Equipment Notes", "Series B Equipment Notes" and "Series C Equipment Notes" (each as defined in the Note Purchase Agreement); (ii) (x) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07(e) of each Liquidity Facility minus Investment Earnings from such Downgrade
         Advance multiplied by (y) the fraction specified in the foregoing clause (i); (iii) (x) the amount equal to interest on any Non-Extension Advance (other than any Applied Non-Extension Advance) payable under
         Section 3.07(a)(i) of each Liquidity Facility minus Investment Earnings from such Non-Extension Advance multiplied by (y) the fraction specified in the forgoing clause (i); (iv) if any payment default shall have occurred and be continuing with respect to interest on any Series A Equipment Notes, Series B

         Equipment Notes or Series C Equipment Notes, (x) the excess, if any, of
         (1) an amount equal to interest on any Unpaid Advance, Applied Downgrade Advance or Applied Non-Extension Advance payable under
         Section 3.07(a) of each Liquidity Facility over (2) the sum of Investment Earnings from any Final Advance plus any amount of interest at the Payment Due Rate actually payable (whether or not in fact paid) by Lessee in respect of the overdue scheduled interest on the Equipment Notes in respect of which such Unpaid Advance, Applied Downgrade Advance or Applied Non-Extension Advance was made multiplied by (y) a fraction the numerator of which shall be the then aggregate overdue amounts of interest on the Series A Equipment Notes, Series B Equipment Notes and Series C Equipment Notes (other than interest becoming due and payable solely as a result of acceleration of any such Equipment Notes) and the denominator of which shall be the then aggregate overdue amounts of interest on all "Series A Equipment Notes", "Series B Equipment Notes" and "Series C Equipment Notes" (each as defined in the Note Purchase Agreement) (other than interest becoming due and payable solely as a result of acceleration of any such "Equipment Notes"); and
         (v) Lessee's pro rata share of any other amounts owed to the Liquidity Providers by the Subordination Agent as borrower under each Liquidity Facility (other than amounts due as repayment of advances thereunder or as interest on such advances), except to the extent payable pursuant to clause (ii), (iii) or (iv) above, (c) Lessee's pro rata share of all compensation and reimbursement of expenses, disbursements and advances payable by Lessee under the Pass Through Trust Agreements, (d) Lessee's pro rata share of all compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement, (e) Lessee's pro rata share of any amount payable under Section 9.1 (and, if attributable thereto, Section 9.5) of the Participation Agreement to any Pass Through Indemnitee to the extent such amount relates to, results from or arises out of or in connection with (i) the Pass Through Agreements or the enforcement of any of the terms of any of the Pass Through Agreements, (ii) the offer, sale, or delivery of the Pass Through Certificates or any interest therein or represented thereby or
         (iii) any breach of or failure to perform or observe, or any other noncompliance with, any covenant or agreement or other obligation to be performed by Lessee under any Pass Through Agreement or the falsity of any representation or warranty of Lessee in any Pass Through Agreement and (f) in the event Lessee requests any amendment to any Operative Agreement or Pass Through Agreement, Lessee's pro rata share of all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Escrow Agents and the Paying Agents in connection therewith payable by the Pass Through Trustees under the Escrow Agreements. As used herein, "Lessee's pro rata share" means as of any time a fraction, the numerator of which is the principal balance then outstanding of Equipment Notes and the denominator of which is the aggregate principal balance then outstanding of all "Equipment Notes" (as such term is defined in each of the Operative Indentures). For purposes of this definition, the terms "Applied Downgrade Advance", "Applied Non-Extension Advance", "Cash Collateral Account", "Downgrade Advance", "Final Advance", "Investment Earnings", "Non-Extension Advance" and "Unpaid Advance" shall have the meanings specified in each Liquidity Facility.

                  "TERM" means the Base Lease Term; PROVIDED that if at the scheduled end of the Base Lease Term the Aircraft or Airframe is being used, or was within six (6) months prior thereto being used, by the U.S. Government pursuant to CRAF, the Term shall be deemed extended for the period necessary to accommodate usage of the Aircraft or Airframe pursuant to CRAF plus six months thereafter, and Lessee shall be obligated to pay with respect to any such period of extension (i) Basic Rent at a daily equivalent rate equal to the average of the Basic Rent paid during the Base Lease Term plus (ii) the daily equivalent rate of Enhancement Rent, if applicable at the time, paid during the final Payment Period.

                  "TERMINATION VALUE" means, with respect to the Aircraft, during the Base Lease Term, (a) for the period from the Delivery Date up to and including January 2, 2003, the amount determined by multiplying (i) the percentage set forth in Schedule 4 to the Original Lease opposite the Termination Value Date as of which Termination Value is required to be computed by (ii) Lessor's Cost and (b) after January 2, 2003 (except as otherwise provided pursuant to Section 19), the amount set forth in Schedule 4 to Amendment No. 1 to Lease Agreement opposite the Termination Value Date as of which Termination Value is required to be computed. Notwithstanding anything to the contrary in any Operative Agreement, Termination Value shall always be sufficient to pay in full, as of the date of payment thereof (assuming timely payment of the Equipment Notes prior to such date), the aggregate unpaid principal amount of all Equipment Notes outstanding as of such date, together with accrued and unpaid interest on all such Equipment Notes as of such date.

                  "TERMINATION VALUE DATE" means, for any month, (a) for the period from the Delivery Date up to and including January 2, 2003, the day in such month specified in Schedule 4 to the Original Lease or, if such a day is not a Business Day, the immediately succeeding Business Day and (b) after January 2, 2003, the day in such month specified in
         Schedule 4 to Amendment No. 1 to Lease Agreement or, if such a day is not a Business Day, the immediately succeeding Business Day.

                  "TRUST INDENTURE" means the Trust Indenture and Mortgage dated as of even date with the Participation Agreement, between Owner Trustee and Mortgagee, as supplemented by the Trust Indenture and Mortgage Supplement dated July 29, 1998 and the Trust Indenture and Mortgage Supplement dated March 19, 2004 and as further supplemented by the Trust Indenture and Mortgage Supplement dated as of the Restructure Agreement Execution Date.

                  (iii) DELETIONS. The definitions of the terms "ADVERSE CHANGE IN TAX LAW", "CHANGE IN TAX LAW", "EBO DATE", "EBO PRICE", "EXCLUDED PAYMENTS", "MATERIALLY ADVERSE TAX EVENT", "NEW DEBT", "REFUNDING CERTIFICATE", "REFUNDING DATE", "REFUNDING INFORMATION", "RENEWAL LEASE TERM", "RENEWAL NOTICE", "RENEWAL RENT", "RENEWAL RENT CAP", "RENEWAL TERM EXPIRATION DATE", "SUBSEQUENT RENEWAL LEASE TERM", "TAX ATTRIBUTE PERIOD" and "TAX INDEMNITY AGREEMENT" are hereby deleted from Annex A to the Original Lease in their entirety.

                  SECTION 2. AMENDMENTS TO SECTION 3 OR THE ORIGINAL LEASE.  (A)
Section 3.1 of the Original Lease is hereby amended by deleting the second sentence of such Section 3.1 in its entirety.

                  (B) Clauses (a) through (d) of Section 3.2.1 of the Original Lease are hereby amended by deleting such clauses in their entirety and inserting the following in lieu thereof:

                  (a) During the Base Lease Term, (i) up to and including January 2, 2003, Lessee shall pay to Lessor, on each Payment Date, Basic Rent in the amount specified in Schedule 2 to the Original Lease for such Payment Date, which shall be allocated to the Payment Period ending on such Payment Date, if designated as a payment in arrears, or allocated to the Payment Period commencing on such Payment Date, if designated as a payment in advance, in each case as specified in
         Schedule 2 to the Original Lease and (ii) after January 2, 2003, Lessee shall, except as otherwise provided pursuant to Section 19, pay to Lessor, on each Payment Date, Basic Rent in the amount specified in
         Schedule 2 to Amendment No. 1 to Lease Agreement for such Payment Date, which shall be allocated to the Payment Period ending on such Payment Date, if designated as a payment in arrears, or allocated to the Payment Period commencing on such Payment Date, if designated as a payment in advance, in each case as specified in Schedule 2 to Amendment No. 1 to Lease Agreement; PROVIDED, HOWEVER, that Basic Rent paid on the July 2, 2003, October 1, 2003, October 30, 2003, November 5, 2003 and December 17, 2003 Payment Dates and Basic Rent paid on January 30, 2004 and March 17, 2004 shall be allocated as provided in
         Schedule 2 to Amendment No. 1 to Lease Agreement.

                  (C) Clause (e) of Section 3.2.1 of the Original Lease is hereby amended by relettering such clause as clause "(b)".

                  (D) Section 3.3(a) of the Original Lease is hereby amended by adding the following words to the end of Section 3.3(a): "So long as Mortgagee has not given notice to Lessee that the Lien of the Trust Indenture has been discharged, if (i) Lessee consolidates a wire transfer of Basic Rent with payments of Enhancement Rent or Supplemental Rent for the Aircraft, or (ii) Lessee consolidates a wire transfer of Rent with payments of rent under leases and/or principal or interest under equipment notes (as applicable) for any Other Aircraft and such wire transfer contains payments of Enhancement Rent or Supplemental Rent for the Aircraft and/or similar payments, AMLR and/or Excess Rent (as defined in the leases for certain of the Other Aircraft) with respect to such Other Aircraft, then, at least one (1) Business Day prior to Mortgagee's receipt of such Rent described in clauses (i) or (ii) above, Lessee shall provide Mortgagee with a spreadsheet itemizing by U.S. registration mark how the payments of Basic Rent, Enhancement Rent or Supplemental Rent with respect to the Aircraft and, if applicable, such similar payments and/or AMLR or Excess Rent with respect to such Other Aircraft should be applied among the Aircraft and such Other Aircraft.

                  (E) Section 3.3(c) of the Original Lease is hereby amended by deleting the words ", other than Excluded Payments" therefrom.

                  (F) Section 3.3(d) of the Original Lease is hereby amended by deleting such section in its entirety.

                  (G) Clause (e) of Section 3.3 of the Original Lease is hereby amended by relettering such clause as clause "(d)".

                  SECTION 3. AMENDMENT TO SECTION 4.7(b) OF THE  ORIGINAL LEASE.
Section 4. 7(b) of the Original Lease is hereby amended by adding the following to the end of such Section 4.7(b):

                  Notwithstanding the foregoing, at all times on and after the date that Lessee or any Affiliate of Lessee is the Owner Participant or otherwise beneficially owns (or has the contractual option to acquire) a majority of the Owner Participant's interest in the Aircraft (including all times after Lessee or any Affiliate of Lessee ceases to be the Owner Participant or to beneficially own or have the contractual option to acquire such Owner Participant's interest), Lessor will not have the right to exercise its rights as a "secured party", "lessor", or "conditional vendor", or their equivalent, under Section 1110 for any purpose in connection with such Aircraft in any case commenced under the Bankruptcy Code (and this clause constitutes a waiver, to the extent set forth herein, of Lessor's and the Owner Participant's rights under Section 12 of the Participation Agreement), provided, however, that (i) Mortgagee will nevertheless have all of the rights of a secured party and lessor unless and until the Equipment Notes have been indefeasibly paid in full in cash (including any such rights that Mortgagee has as an assignee of Lessor under the Trust Indenture), it being understood that, to the extent necessary for Mortgagee to exercise any such rights as its assignee, Lessor will retain all such rights that it may have even though it is waiving, as between Lessor and Mortgagee, the right to exercise such rights under the circumstances set forth above, and (ii) Lessee is not waiving herein any rights it has or could have under Section 1110 as a lessee of the Aircraft. For the avoidance of doubt, Lessee's options to purchase the Aircraft pursuant to Sections 10 and 17 of this Lease do not constitute "the contractual option to acquire a majority of the Owner Participant's interest in the Aircraft".

                  SECTION  4.  AMENDMENTS  TO SECTION 7 OF THE  ORIGINAL  LEASE.
Section 7 of the Original Lease is hereby amended by (i) deleting the proviso contained in Section 7.1.2, (ii) deleting the words "or any Renewal Lease Term" from Section 7.2.7(c) and (iii) deleting Section 7.2.7(i) in its entirety.

                  SECTION 5. AMENDMENTS TO SECTION 8 OF THE  ORIGINAL LEASE. (A)
Section 8 of the Original Lease is hereby amended by deleting Sections 8.2.1(a) and (b) in their entirety and substituting the following in lieu thereof:

                  (a) Within 90 days after the end of each of the first three fiscal quarters in each fiscal year of Parent, an unaudited balance sheet of Parent and its consolidated affiliates as of the end of such quarter and unaudited related statements of income and cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, prepared in accordance with GAAP and in the case of the fiscal quarter ending March 31, 2005 and each and every fiscal quarter ending thereafter setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, prepared in accordance with GAAP; PROVIDED that, so long as Parent is subject to the reporting requirements of the Securities Exchange Act of 1934, a copy of Parent's report on Form 10-Q for such fiscal quarter (excluding exhibits) will satisfy this paragraph (a); PROVIDED, FURTHER, that for fiscal quarters ending March 31, 2004, June 30, 2004 and September 30, 2004, Lessee will provide an unaudited balance sheet and unaudited related statements of income and cash flow of Parent and its consolidated affiliates within 120 days of the end of such quarter.

                  (b) Within 120 days after the end of each fiscal year of Parent, an audited balance sheet of Parent and its consolidated affiliates as of the end of such fiscal year and related audited statements of income and cash flows for such fiscal year, prepared in accordance with GAAP, together with a report of Lessee's independent certified public accountants with respect to their audit of such financial statements, and in the case of the fiscal year ending December 31, 2005 and each and every fiscal year ending thereafter in comparative form with the preceding fiscal year; PROVIDED that, so long as Parent is subject to the reporting requirements of the Securities Exchange Act of 1934, a copy of Parent's report on Form 10-K for such fiscal year (excluding exhibits) will satisfy this paragraph
         (b); PROVIDED, FURTHER, that for the fiscal year ended December 31, 2003, Lessee shall provide an audited balance sheet of Parent and its consolidated affiliates and audited related statements of income and cash flows as soon as such audited balance sheet and audited related statements of income and cash flows are available.

                  (c) Notwithstanding the foregoing, as soon as available, and in any event within thirty (30) days following the date of filing with the Securities and Exchange Commission, one copy of each Quarterly Report on Form 10-Q (or any successor form thereto promulgated by the Securities and Exchange Commission) of Parent and each Annual Report on Form 10-K (or any successor form thereto promulgated by the Securities and Exchange Commission) of Parent filed with the Securities and Exchange Commission.

                  (d) Lessee shall deliver to Mortgagee a copy of any officer's certificate or notice that Lessee is required to deliver to the administrative agent under the Bank Lender Documents pursuant to Sections 5. 1 (viii), (ix), (x) and (xii) of the Credit Agreement or any comparable section of any Bank Lender Documents executed in connection with a Bank Debt Refinancing or any amendment of the Credit Agreement.

                  (e) In the event that an executive officer (or any officer with responsibility in relation to this Lease or any other person determining senior management policies or exercising executive responsibilities) of Lessee shall have actual knowledge of the failure by Lessee to observe or perform (or cause to be observed or performed) in any material respect any of its covenants, agreements or obligations in Sections 8.4.1, 8.4.2, 8.4.3, 8.4.4 or 12(g), Lessee shall deliver, within five (5) Business Days of such actual knowledge, an affirmative written notice thereof to Lessor, Owner Participant and Mortgagee.

                  (f) Lessee shall deliver to Lessor, Owner Participant and Mortgagee as soon as available and in any event within five (5) Business Days after the end of each quarter of each fiscal year, an officer's certificate certifying that Lessee is in compliance with its covenants, agreements and obligations in Sections 8.4.1, 8.4.2, 8.4.3,
         8.4.4 or 12(g) or, if Lessee is not in compliance, specifying the nature of the non-compliance, the period of existence of the non-compliance and the action that Lessee has taken or proposes to take with respect thereto.

                  (B) Section 8 of the Original Lease is amended by adding the following to the end of such Section 8 as new Sections 8.3 and 8.4:

                  8.3      [Intentionally Omitted]

                  8.4.1 RESTRICTED PAYMENTS; RESTRICTIONS ON INDEBTEDNESS; RESTRICTIONS ON LEASES AND SUBLEASES: MERGERS; LINES OF BUSINESS; SUBORDINATED DEBT; CONTINGENT OBLIGATIONS.

                  From and after the Restructure Agreement Execution Date and prior to the Special Covenants Termination Date, Lessee will not, and Lessee will not permit Parent or any Subsidiary or any Affiliate of Lessee or Parent to:

                           (a) make any Restricted Junior Payment, unless the Restricted Junior Payment Conditions are satisfied both immediately prior to giving effect to the making of such Restricted Junior Payment and after giving effect to the making of such proposed Restricted Junior Payment;

                           (b) create, incur (by merger, conversion, exchange or otherwise), assume, guarantee or become liable, contingently or otherwise, for any Indebtedness (including any Acquired Indebtedness), unless the Additional Indebtedness Incurrence Conditions are satisfied both immediately prior to giving effect to the creation, incurrence, assumption or guarantee of such other Indebtedness and after giving effect to such proposed creation, incurrence, assumption or guarantee of such other Indebtedness; PROVIDED, HOWEVER, this Section 8.4.l(b) shall not apply to Permitted Indebtedness; and PROVIDED, FURTHER, for the avoidance of doubt and notwithstanding anything to the contrary contained in this Lease, the accrual of interest, accretion or amortization of original issue discount and the payment of interest or dividends in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness;

                           (c) enter into any lease or sublease of any real or personal property as lessee or sublessee (other than intercompany leases between Parent, Polar and Lessee), unless the Additional Lease Incurrence Conditions are satisfied both immediately prior to giving effect to the entering into of such other lease or sublease and after giving effect to such entering into of such other proposed lease or sublease; PROVIDED, HOWEVER, Operating Leases and Capital Leases entered into after the Restructure Agreement Execution Date which are replacements of Operating Leases or Capital Leases in effect on the Restructure Agreement Execution Date (and related to the same property), shall be deemed to have been entered into after the Restructure Agreement Execution Date only to the extent that the scheduled cash rental payments required to be made thereunder during any fiscal year of Lessee exceed the scheduled cash rental payments required to be made during any fiscal year of Lessee under the replaced leases as in effect on the Restructure Agreement Execution Date;

                           (d) (x) enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its business, property or fixed assets, whether now owned or hereafter acquired, (y) change to any substantial extent any line or lines of business activity engaged in by Lessee as described in the Business Plan, or (z) engage to any substantial extent in any line or lines of business other than airfreight and airfreight services consistent with the Business Plan; PROVIDED, HOWEVER:

                                    (i)      any  Subsidiary  of  Parent  may be
                           merged with or into Parent, Lessee or Polar, or (other than Lessee or Polar) be liquidated, wound up or dissolved; PROVIDED that, in the case of such a merger, Parent, Lessee or Polar shall be the continuing or surviving corporation; and

                                    (ii)     any   Subsidiary   of  Parent   may
                           convey,  lease  (subject,  in the case of Lessee,  to
                           Section 7.2.7), license, sell or otherwise transfer all or substantially all of its business, properties or assets to Parent, Lessee or Polar in one transaction or a series of transactions, so long as any security interests and liens granted to Lessor and Mortgagee in the assets so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer) and all actions required to maintain said perfected status have been taken;

                           (e) in addition to and not in limitation of, any other term, covenant or condition set forth in this Lease (x) any Indebtedness of Parent and its Subsidiaries which shall be subordinated in right of payment to any other Indebtedness of Parent and its Subsidiaries shall also be expressly subordinated in right of payment on the same basis to the obligations under the Credit Agreement, the Lease, the Equipment Notes, the Other EETC Transactions and AFL III Financing Agreement and (y) no repayments of any such subordinated Indebtedness (except scheduled payments of principal and interest or mandatory prepayments of principal) shall be made unless, on a pro forma basis after giving effect to such repayment, Parent and its Subsidiaries shall be able to incur an additional $1.00 of Indebtedness under the Additional Indebtedness Incurrence Conditions; or

                           (f) create or become or remain liable with respect to any Contingent Obligation, except:

                                    (i)      Parent  and  any   Subsidiary   may
                           become and remain liable with respect to Contingent Obligations arising under their guaranties under the Credit Agreement, the Lease, the Other EETC
                           Transactions, the Polar Guaranty and the Parent Guaranty;

                                    (ii)     Lessee may become and remain liable
                           with respect to Contingent Obligations under Interest Rate Agreements and Currency Agreements with a lender under the Credit Agreement;

                                    (iii)    Parent  and  its  Subsidiaries  may
                           become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with sales of assets or securities;

                                    (iv)     Parent  and  its  Subsidiaries  may
                           become and remain liable with respect to letters of credit issued under the Exit Facility;

                                    (v)      Parent  and  its  Subsidiaries  may
                           become and remain liable with respect to letters of credit issued in the ordinary course of business of Parent and its Subsidiaries in an amount not to exceed $5,000,000 in the aggregate at any time;

                                    (vi)     Parent  and  its  Subsidiaries,  as
                           applicable, may remain liable with respect to Contingent Obligations described in Schedule 8.4.1
                           (f)(vi) annexed hereto (other than in respect of letters of credit);

                                    (vii)    Parent  and  its  Subsidiaries  may
                           become and remain liable with respect to Contingent Obligations to the extent such Contingent Obligations are permitted pursuant to Section 8.4.1(c); and

                                    (viii)   Parent  and  its  Subsidiaries  may
                           become and remain liable with respect to other Contingent Obligations; PROVIDED that the maximum aggregate liability, contingent or otherwise, of Lessee and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $10,000,000.

                  8.4.2    ENHANCEMENTS

                  If, after the Restructure Agreement Execution Date and prior to the Special Covenants Termination Date, any Other Creditor receives any Enhancement in connection with any amendment, waiver or modification of the terms of such Other Creditor's written contract with Lessee regarding any action, inaction, state of affairs or item which constitutes an event of default or may have become an event of default under the terms of such Other Creditor's written contract with Lessee without such amendment, waiver or modification. Lessee shall (a) give prompt notice to Mortgagee and Lessor describing in reasonable detail the amendment, waiver or modification and the Enhancement given in connection therewith, and (b) cause Lessor to simultaneously receive equal and identical (or if identical is not possible, substantially identical) Enhancements (calculated as the net economic benefit to such Other Creditor, but not less than zero); PROVIDED that any settlement by Lessee in the ordinary course of business of contractual aircraft return condition obligations of Lessee regarding an aircraft which does not exceed the amount of the applicable contractual aircraft return condition obligation of Lessee shall not constitute an Enhancement for the purposes hereof. Enhancements which are calculated on a per unit basis will be provided to Lessor on a per unit basis, and Enhancements which are provided as a percentage of outstanding obligations shall be provided to Lessor pro rata in the proportion that the debt then outstanding on the Series A Equipment Notes bears to the amount of the obligation owed to such Other Creditor. Enhancements which are payable in cash shall be paid by Lessee to Lessor hereunder either (i) as additional Rent in the case of Enhancements which are being provided because an Other Creditor is receiving new or increased rent, debt payments or other periodic payments, fees or compensation ("ENHANCEMENT RENT") or (ii) as Supplemental Rent in the case of Enhancements which are being provided because an Other Creditor received maintenance reserves or other non-periodic payments, fees or compensation.

                  8.4.3 ADDITIONAL SALE PROVISIONS. Lessee agrees to comply with the provisions of Schedule 8.4.3.

                  8.4.4    PROTECTIONS  FOR  THE  USE  AND  DEPRECIATION  OF THE
AIRCRAFT

                  Without  limiting the  generality of the provisions of Section
         8.1 hereof, after the Restructure Agreement Execution Date, Lessee shall have the following obligations, in addition to any other obligations under this Lease with respect to the maintenance of the Aircraft and Engines:

                           (a) Lessee shall at all times maintain the Airframe and each Engine in airworthy condition, including the performance of all procedures and checks necessary to keep the Aircraft and each Engine in an airworthy condition, and without limiting the generality of the foregoing, Lessee shall perform all airframe "D-Checks" as required for further operation of the Aircraft (with no extensions of D-Check intervals by more than one year beyond the manufacturer's recommended D-Check interval, in each case as approved by the
                  FAA), and perform all Engine overhauls as required by the Engine's condition.

                           (b) Lessee shall establish, maintain in effect at all times and timely fund all payments under an Engine Maintenance Contract designed to meet the objectives set forth in paragraphs 1(a)(i) and (ii) of the Maintenance Schedule (as that term is defined in clause (c) below) (the "OBJECTIVES").

                           (c) Schedule 8.4.4(c) (the "MAINTENANCE SCHEDULE") sets forth responsibilities and obligations that Lessee will timely and fully perform and Lessee agrees to each of the terms, conditions, covenants and other requirements set forth therein. Capitalized terms used in this Section 8.4.4 and not otherwise defined in this Amendment No. 1 to Lease Agreement shall have the meanings ascribed to them in the Maintenance Schedule.

                           (d) Except as otherwise provided in Section 8.4.4(f), (g) or (i) or the Maintenance Schedule, Lessee (i) will maintain the Engine Maintenance Contract in accordance with the terms thereof, (ii) will not consent to any amendment, supplement or waiver of any of the provisions of the Engine Maintenance Contract without the prior written consent of Mortgagee and Lessor (other than amend-ments, supplements or waivers that (A) have no adverse effect on any obligation to maintain the Airframe or the Engines or
                  (B) have no material effect on any other provision of the Engine Maintenance Contract), or (iii) will not enter into any additional Engine Maintenance Contract in replacement (whether in partial replacement or complete replacement) of the Engine Maintenance Contract without the prior written consent of Mortgagee and Lessor; PROVIDED, HOWEVER, that the consent of Lessor shall not be required under this clause (d) so long as Mortgagee has not given notice to Lessee that the Lien of the Trust Indenture has been duly discharged. For the avoidance of doubt, any reduction to or delay in any payment obligation under any Engine Maintenance Contract shall be material except any such change, reduction or delay which is effected pursuant to Section 8.4.4(g).

                           (e)      To  monitor   the   maintenance   activities
                  contemplated by the Engine Maintenance Contract, (i) not later than the fifteenth day of each calendar month, Lessee shall provide to the Consultant the Report required by paragraph 1(e) of the Maintenance Schedule with respect to the use and operation of each Engine in the immediately preceding month,
                  (ii) not later than the twenty-fifth day of each month Lessee shall cause the Engine Maintenance Contractor to provide the Consultant with a report that indicates the current credit balance for each Engine under the applicable Engine Maintenance Contract, and (iii) not later than the twentieth day after December 31, 2005 and not later than the twentieth day after every second year thereafter commencing with 2007, Lessee shall provide to the Consultant a certificate from an executive officer of Lessee certifying, as of the relevant date, (A) that all of the assumptions set forth in Schedule 8.4.4(e) to Amendment No. 1 to Lease Agreement (the
                  "ASSUMPTIONS") continue to be correct and accurate in all respects ( or, if the Assumptions are no longer correct and accurate, certifying as to the ways in which the Assumptions have changed) and (B) that the maintenance programs provided under the Engine Maintenance Contract have met the Objectives (or, if they have not met the Objectives, certifying as to the ways in which the Objectives have not been met).

                           (f) If the information provided to or obtained by the Consultant indicates that the Objectives are not being met, including without limitation, due to a failure to meet the obligations under the Engine Maintenance Contract, or that there has been either a change in any material respect in the Assumptions upon which the Engine Maintenance Contract is based or any material variance in meeting the Objectives, the Consultant, after consultation with the 1998 Class A Certificateholders as Consultant can reasonably identify and after reasonable discussions and consultation with Lessee, shall by written notice to Lessee (x) advise Lessee of such non-compliance, failure to meet its obligations, changed circumstances or a material variance, and (y) specify reasonable actions or adjustments respecting maintenance in order to comply with its obligations contemplated by this Section and the Maintenance Schedule. Lessee shall have 30 days from the delivery of such notice to comply with the obligations specified in the Consultant's notice, which shall be implemented as provided in clause (g) hereof.

                           (g) Beginning December 31, 2005 and every two years thereafter the Consultant will review the Assumptions to determine whether changes in the Assumptions that have occurred, or are reasonably expected to occur, require changes to the remaining life limits and/or rate per flight hour amounts so that the Objectives can be met. Within 20 days of December 31, 2005 and within 20 days of every second year thereafter commencing with December 31, 2007, Lessee shall provide to the Consultant the maintenance conditions of the Engines and Airframe and the variance of such conditions from the Objectives (the "VARIANCE"), together with the engine overhaul costs pursuant to the then Engine Maintenance Contract and the contractor quotes or cost estimates for the next D-checks (including landing gear, if necessary) for the Airframe and the then-applicable values for the Assumptions. If the Variance is more than 0.5% of the time remaining under either of the two Objectives or there are material differences for the future periods in the Assumptions, then Lessee will propose to the Consultant an increase or decrease in the monthly payments per engine flight hour under the then-applicable Engine Maintenance Contract so as to eliminate such Variance over the next twelve (12) months, giving effect to Assumptions then applicable for future periods; PROVIDED that the Variance will be eliminated over a period longer than twelve (12) months, but not to exceed twenty-four (24) months, if such increase in payments per flight hour would have been more than 110% of the payments per flight hour applicable for the month ended December 31, 2005, or the month ended December 31 of every second year thereafter commencing with December 31, 2007.

                           (h) Lessee shall pay, promptly upon demand, all reasonable costs and expenses of the Consultant in connection with Lessee's compliance with this Section 8.4.4 (the "CONSULTANT COSTS AND EXPENSES"). The Consultant Costs and Expenses shall be paid by Lessee directly and shall not be satisfied from any amounts otherwise paid by Lessee under the Operative Agreements.

                           (i) Lessee's obligation to maintain the Engine Maintenance Contract will end on the earlier to occur of (i) the date that the aggregate amount outstanding on the Series A Equipment Notes for the Aircraft is $30 million or less, and
                  (ii) the date that the senior unsecured debt of Lessee achieves the Required Rating, in either case, however, only if
                  (x) the Aircraft and the Other 1998 EETC Aircraft are then in compliance with the provisions of Section 8.1 and of this section 8.4.4 or (y) Lessee is no longer subject to any obligation to maintain the Engine Maintenance Contract with respect to such Other 1998 EETC Aircraft.

                           (j) Notwithstanding anything to the contrary contained herein, (i) Lessee shall not take the Aircraft out of use or operation other than for required maintenance, unless at such time the Objectives have been met, (ii) at all times while the Aircraft is taken out of use or operation Lessee shall comply with the requirements set forth in Section
                  8.1 and this Section 8.4.4, and (iii) this Section 8.4.4 shall in no way result in any adverse change to Lessee's obligations to maintain the Aircraft under the Original Lease.

                           (k) Notwithstanding anything to the contrary herein, this Section 8.4.4 is intended to supplement Lessee's maintenance obligations set forth in Section 8.1 and Annex C and the return conditions set forth in Section 5 and Annex B; PROVIDED, HOWEVER, if any of the obligations, standards or requirements set forth in this Section 8.4.4 conflict with or are inconsistent with Section 8.1 or Annex C or Section 5 or Annex B and such conflict or inconsistency (i) results in any adverse effect on Lessor's rights with respect to any of the maintenance provisions contained in Section 8.1 or Annex C or any of the return conditions contained in Section 5 or Annex B or (ii) reduces any of Lessee's obligations or requirements or makes any of the standards less restrictive under Section 8.1 or Annex C or Section 5 or Annex B, then Lessee shall comply with the relevant obligation(s), standard(s) or requirement(s) set forth in the applicable provisions of Section 8.1 or Annex C or Section 5 or Annex B, as the case may be.

                  8.4.5    BANK LENDER COVENANTS

                  If, before the occurrence of an Action Event, the Bank Lenders waive or amend Sections 6.1,6.4,6.7, 6.9(A), 6.14 or 6.16 of the Credit Agreement (and the definitions relating thereto), then Sections 8.4.1(b) - (f) (and the definitions relating thereto) shall be deemed to have been waived or amended in the same manner, so long as Lessee has complied with Section 8.4.2; PROVIDED, HOWEVER, that the provisions of Sections 8.4.1(b) - (f) shall not be amended, waived or otherwise affected by any amendments or waivers that were made or given in anticipation of or in connection with any payment in full (or securing by collateral consisting of cash, cash equivalents, letters of credit, surety bonds or the equivalent thereof) of the obligations owed to such Bank Lenders.

                  SECTION 6. AMENDMENTS TO SECTION 9 OF THE ORIGINAL LEASE.  (A)
Section  9.2.2(b)(i)  of the Original  Lease is hereby  amended by deleting such section in its entirety and substituting the following in lieu thereof:

                  (i) all unpaid Basic Rent or Enhancement Rent due at any time prior to such Termination Date but excluding any Basic Rent or Enhancement Rent payable on such Termination Date; plus

                  (B) Section 9.2.2(c)(ii) of the Original Lease is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

                  (ii) the obligation of Lessee to pay Basic Rent or Enhancement Rent on or after the Payment Date with reference to which Termination Value is computed, shall cease, and the Term for the Aircraft shall end effective as of the date of such sale.

                  (C) Section 9.3(a)(iii)(1) of the Original Lease is hereby amended by deleting such section in its entirety and substituting the following in lieu hereof:

                  (1) all unpaid Basic Rent and Enhancement Rent due at any time prior to such Termination Date (or any later date agreed by the parties pursuant to Section 9.2.2(d)) but excluding any Basic Rent and Enhancement Rent payable on such Termination Date (or any later date agreed by the parties pursuant to Section 9.2.2(d)); plus

                  (D) Section 9.3(b)(ii) of the Original Lease is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

                  (i) The obligation of Lessee to pay Basic Rent and Enhancement Rent otherwise due on or after the Termination Date shall cease, and the Term for the Aircraft shall end effective as of such Termination Date.

                  SECTION  7.  AMENDMENTS  TO SECTION 10 OF THE ORIGINAL  LEASE.
(A) Section 10.1.2(a)(i) of the Original Lease is hereby amended by deleting such clause in its entirety and substituting the following in lieu thereof:

                  (i) on the Stipulated Loss Value Date next following the earlier of (x) the 180th day following the date of the occurrence of such Event of Loss, and (y) no later than the third Business Day following the receipt of all insurance proceeds with respect to such occurrence (but in any event not earlier than the date of Lessee's election under Section 10.1.1 to make payment under this Section 10.1.2), Lessee shall pay to Lessor an amount equal to the Stipulated Loss Value of the Aircraft as of the Loss Payment Date plus (a) all unpaid Basic Rent or Enhancement Rent, as the case may be, due prior to the Loss Payment Date, but excluding any unpaid Basic Rent or Enhancement Rent, as the case may be, payable on or before such Loss Payment Date, plus (b) all amounts of Supplemental Rent due on or before the Loss Payment Date and any reasonable expenses and costs incurred in connection with such Event of Loss by Lessor or Mortgagee (including with respect to Make-Whole Amount, if any).

                  (B) Section 10.1.2(b) of the Original Lease is hereby amended by deleting such clause in its entirety and substituting the following in lieu thereof:

                  (b) Upon payment in full of all amounts described in the foregoing paragraph (a), (i) the obligation of Lessee to pay Basic Rent and Enhancement Rent hereunder with respect to the Aircraft shall terminate, (ii) the Term for the Aircraft shall end and (iii) Lessor will transfer the Aircraft to Lessee, as-is and where-is, and subject to any insurer's salvage rights, but otherwise in the manner described in Section 4.5.

                  (C) Section 10.5.3(a) of the Original Lease is hereby amended by deleting the words ", except with respect to Excluded Payments" therefrom.

                  (D) Section 10.6 of the Original Lease is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

                  10.6     REQUISITION OF AIRCRAFT FOR USE

                  If any Government Entity shall requisition for use the Airframe and the Engines or engines installed thereon (including the U.S. Government pursuant to CRAF), and if the same does not constitute an Event of Loss, Lessee shall promptly notify Lessor and Mortgagee of such requisition and all of Lessee's obligations under this Agreement shall continue to the same extent as if such requisition had not occurred; PROVIDED, HOWEVER, that if the Airframe and Engines or engines installed thereon are not returned to Lessor by Lessee at the end of the Term or within 180 days thereafter, and Lessor, upon notice given not less than 30 days nor more than 120 days before the end of the Term, shall have elected to treat such event as constituting an Event of Loss with respect to the Aircraft, Lessee shall then be deemed to have made the election set forth in Section 10.1.2 with the effect that Lessee shall be obligated to pay the Stipulated Loss Value and all other amounts payable pursuant to Section 10.1.2 with respect to the Aircraft as if an Event of Loss had occurred as of the end of the Term. If Lessor shall not have elected to treat such event as an Event of Loss, Lessee shall be obligated to return the Airframe and Engines or engines to Lessor pursuant to, and in all other respects to comply with the provisions of, Section 5 promptly upon their return by such Government Entity, and Lessee shall pay to Lessor upon such return for each day after the end of the Term to but excluding the day of such return, up to a maximum of 30 days, an amount equal to (i) the daily equivalent rate equal to average daily Basic Rent payable by Lessor during the Base Lease Term plus (ii) the daily equivalent rate of Enhancement Rent, if applicable at the time, payable during the final Payment Period.

                  SECTION 8.  AMENDMENT  TO SECTION  12 OF THE  ORIGINAL  LEASE.
Section 12 of the Original Lease is hereby amended by adding the following to the end of such Section 12 as a new clause (g):

                  (g) In addition to any inspection as provided hereunder, an aviation professional designated by Mortgagee and Lessor and chosen from the list attached to Amendment No.1 to Lease Agreement in Schedule 12(g) (the "SPECIAL INSPECTOR") may, at the times and intervals and on the other terms and conditions set forth in this Section 12 as are provided with respect to the Inspecting Parties, inspect the Aircraft, the Airframe and the Engines (including without limitation, the Aircraft Documents), make copies of such Aircraft Documents not reasonably deemed confidential by Lessee or such Permitted Sublessee, and share the results of such inspection and such copies with Mortgagee and Lessor, and such Special Inspector shall have such rights to information as the other Inspecting Parties have under this Section 12; PROVIDED, HOWEVER, that Lessor shall not have any rights with respect to the designation of the Special Inspector (and, therefore, only Mortgagee shall have rights with respect to the designation of the Special Inspector) so long as Mortgagee has not given notice to Lessee that the Lien of the Trust Indenture has been duly discharged.

                  SECTION  9.  AMENDMENTS  TO SECTION 13 OF THE ORIGINAL  LEASE.
(A) Section 13.2.1 of the Original Lease is hereby amended by adding the words "Subject to the provisions of Section 8.4.1 (d)," in front of the first word of such section.

                  (B) Section 13.3 of the Original Lease is hereby amended by deleting the words "(other than Excluded Payments)" therefrom.

                  SECTION  10.  AMENDMENTS TO SECTION 14 OF THE ORIGINAL  LEASE.
(A) Section 14 of the Original Lease is hereby amended as follows: The eighth line of Section 14 is amended by adding the phrase "within any cure period provided for herein with respect to such matter" after the word "remedied" and before the ":".

                  (B) Section 14.1 of the Original Lease is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

                  14.1     PAYMENTS

                  Lessee shall fail to pay any amount of Basic Rent, Stipulated Loss Value, Termination Value or Enhancement Rent when due and such failure shall continue for ten (10) Business Days after the same shall have become due; or Lessee shall fail to pay any Supplemental Rent (other than Stipulated Loss Value or Termination Value) when due and such failure shall continue for ten (10) Business Days from and after the date of any written notice to Lessee from Lessor or Mortgagee of the failure to make such payment when due.

                  (C) Sections 14.3 and 14.4 of the Original Lease are hereby amended by deleting such sections in their entirety and substituting the following Sections 14.3 and 14.4 in lieu thereof:

                  14.3     OTHER COVENANTS

                  (a) If Lessee shall fail to observe or perform (or cause to be observed and performed) in any material respect any other covenant, agreement or obligation set forth herein or in any other Lessee Operative Agreement (other than the covenants, agreements and obligations set forth in Sections 8.4.1, 8.4.2, 8.4.3, 8.4.4 and 12(g)) and such failure continues unremedied for a period of 30 days from and after the date of written notice thereof to Lessee from Lessor or Mortgagee, unless such failure is capable of being corrected and Lessee shall be diligently proceeding to correct such failure, in which case there shall be no Lease Event of Default unless and until such failure shall continue unremedied for a period of 120 days after receipt of such notice.

                  (b) If Parent or Polar shall fail to observe or perform (or cause to be observed and performed) in any material respect any covenant, agreement or obligation set forth in the Parent Guaranty, the Parent Security Agreement, the Polar Guaranty or the Polar Security
         Agreement, and such failure continues unremedied for a period of 30 days from and after the date of written notice thereof to Lessee from Lessor or Mortgagee, unless such failure is capable of being corrected and Polar or Parent, as applicable, shall be diligently proceeding to correct such failure, in which case there shall be no Lease Event of Default unless and until such failure shall continue unremedied for a period of 120 days after receipt of such notice.

                  14.4     REPRESENTATIONS AND WARRANTIES

                  (a) Any representation or warranty made by Lessee herein, in the Participation Agreement or in any other Lessee Operative
         Agreement or in any certificate required to be delivered by Lessee pursuant thereto (other than the representations and warranties made by Lessee in clauses (x), (xi), (xii), (xiii) and (xv) in Section 7(a) of the Restructure Agreement) (i) shall prove to have been untrue or inaccurate in any material respect as of the date made, (ii) such untrue or inaccurate representation or warranty is material at the time in question and (iii) the same shall remain uncured (to the extent of the adverse im-pact of such incorrectness on the interest of the Participants or Lessor) for a period of 30 days from and after the date of written notice thereof to Lessee from Lessor or Mortgagee.

                  (b) Any representation or warranty made by Parent or Polar, in the Parent Guaranty, the Parent Security Agreement, the Polar Guaranty or the Polar Security Agreement, (i) shall prove to have been untrue or inaccurate in any material respect as of the date made, (ii) such untrue or inaccurate representation or warranty is material at the time in question and (iii) the same shall remain uncured (to the extent of the adverse impact of such incorrectness on the interest of the Participants or Lessor) for a period of 30 days from and after the date of written notice thereof to Lessee from Lessor or Mortgagee.

                  (D) Section 14 of the Original Lease is hereby amended by adding the following to the end of Section 14.5 as new Sections 14.5(d) through (i):

                  (d) Parent shall consent to the appointment of or the taking of possession by a receiver, trustee or liquidator of itself or of substantially all of its property, or Parent shall admit in writing its inability to pay its debts generally as they come due, or does not pay its debts generally as they become due or shall make a general assignment for the benefit of creditors, or Parent shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a case under any bankruptcy Laws or other insolvency Laws (as in effect at such time) or an answer admitting the material allegations of a petition filed against Parent in any such case, or Parent shall seek relief by voluntary petition, answer or consent, under the provisions of any other bankruptcy or other similar Law providing for the reorganization or winding-up of corporations (as in effect at such time), or Parent shall seek an agreement, composition, extension or adjustment with its creditors under such Laws, or Parent's board of directors shall adopt a resolution authorizing any of the foregoing; or

                  (e) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of Parent, a receiver, trustee or liquidator of Parent or of substantially all of its property, or substantially all of the property of Parent shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed and unvacated for a period of 90 days after the date of entry thereof; or

                  (f) a petition against Parent in a case under any bankruptcy Laws or other insolvency Laws (as in effect at such time) is filed and not withdrawn or dismissed within 90 days thereafter, or if, under the provisions of any Law providing for reorganization or winding-up of corporations which may apply to Parent, any court of competent jurisdiction assumes jurisdiction, custody or control of Parent or of substantially all of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed and unterminated for a period of 90 days.

                  (g) Polar shall consent to the appointment of or the taking of possession by a receiver, trustee or liquidator of itself or of substantially all of its property, or Polar shall admit in writing its inability to pay its debts generally as they come due, or does not pay its debts generally as they become due or Polar shall make a general assignment for the benefit of creditors, or Polar shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a case under any bankruptcy Laws or other insolvency Laws (as in effect at such time) or an answer admitting the material allegations of a petition filed against Polar in any such case, or Polar shall seek relief by voluntary petition, answer or consent, under the provisions of any other bankruptcy or other similar Law providing for the reorganization or winding-up of corporations (as in effect at such time), or Polar shall seek an agreement, composition, extension or adjustment with its creditors under such Laws, or Polar's board of directors shall adopt a resolution authorizing any of the foregoing; or

                  (h) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of Polar, a receiver, trustee or liquidator of Polar or of substantially all of its property, or substantially all of the property of Polar shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed and unvacated for a period of 90 days after the date of entry thereof; or

                  (i) a petition against Polar in a case under any bankruptcy Laws or other insolvency Laws (as in effect at such time) is filed and not withdrawn or dismissed within 90 days thereafter, or if, under the provisions of any Law providing for reorganization or winding-up of corporations which may apply to Polar, any court of competent jurisdiction assumes jurisdiction, custody or control of Polar or of substantially all of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed and unterminated for a period of 90 days.

                  (E) Section 14 of the Original Lease is hereby amended by adding the following to the end of such Section 14 as new Sections 14.6, 14.7,
14.8 and 14.9:

                  14.6     CROSS DEFAULT

                  Following the Restructure Agreement Execution Date, (a) Lessee shall fail to pay when due, or within any applicable grace period, any obligation under the GECAS Documents, the Boeing Documents, the Bank Lender Documents or the Other EETC Transaction Documents (an "OTHER CREDITOR PAYMENT DEFAULT"), (b) Lessee shall fail to observe or perform any term, covenant or agreement contained in the GECAS Documents, the Boeing Documents, the Bank Lender Documents or the Other EETC Transaction Documents for such period of time as would permit (assuming the giving of appropriate notice if required) GECAS, Boeing, the Bank Lenders or any Other EETC Transaction Person to accelerate the maturity of any indebtedness of Lessee relating thereto or to terminate the lease relating thereto (an "OTHER CREDITOR NON-PAYMENT DEFAULT") or (c) there is an acceleration of obligations exceeding $50,000,000 in the aggregate owed to one or more Other Accelerated Creditors (an "ACCELERATION"); PROVIDED, HOWEVER, that no default under subsection 7.2(i) and 7.2(ii) of the Credit Agreement (or any similar provi-sion subsequently incorporated therein or included in any documents executed in connection with a Bank Debt Refinancing) based on a default under an agreement with an Other Accelerated Creditor shall constitute a Lease Event of Default under this Section 14.6, unless there is an acceleration of obligations exceeding $50,000,000 with respect to such default or there is an acceleration of default by GECAS, Boeing or the Bank Lenders as a result of such default.

                  14.7     MAINTENANCE CONTRACTS

                  If (a) Lessee fails or refuses to comply with the obligations in the Consultant's notice referred to in Section 8.4.4(f), (b) Lessee defaults on any of its material obligations under any Engine Maintenance Contract, and (c) any Engine Maintenance Contractor breaches any of its material obligations under any Engine Maintenance Contract, such breach is not remedied within any cure period set forth in such Engine Maintenance Contract, and Lessee fails to replace such Engine Maintenance Contractor with another maintenance contractor of international stature acceptable (and pursuant to a contract that is acceptable and an assignment that is acceptable to Lessor and Mortgagee and executed by Lessee) to Lessor and Mortgagee within 90 days after the date of such breach by Engine Maintenance Contractor (or, if there is a cure period, after the end of such cure period), which replacement maintenance contract is funded at the same level as the maintenance contract that it replaced, and any of the foregoing continues for 30 days after the earlier of (i) notice thereof to Lessee from Lessor or Mortgagee, and (ii) knowledge thereof by any executive officer (or any officer with responsibility in relation to this Lease or any other person determining senior management policies or exercising executive responsibilities) of Lessee; PROVIDED, HOWEVER, that Lessor shall not have any rights with respect to the acceptance of any Engine Maintenance Contract or Engine Maintenance Contractor so long as Mortgagee has not given notice to Lessee that the Lien of the Trust Indenture has been duly discharged.

                  14.8     SPECIAL COVENANT DEFAULT

                  Subject to Section 8.4.5 hereof, if Lessee shall fail to observe or perform (or cause to be observed and performed) in any material respect any covenant, agreement or obligation set forth in Sections 8.4.1, 8.4.2, 8.4.3, 8.4.4 or 12(g) and such failure continues Unremedied for a period of 30 days from and after the earlier of the date of (i) written notice thereof to Lessee from Lessor or Mortgagee, and (ii) actual knowledge thereof by any executive officer (or any officer with responsibility in relation to this Lease or any other person determining senior management policies or exercising executive responsibilities) of Lessee, unless such failure is capable of being corrected and Lessee shall be diligently proceeding to correct such failure, in which case there shall be no Lease Event of Default unless and until such failure shall continue unremedied for a period of 120 days after receipt of the notice referenced in clause (i) hereof or the date such officer or other person referred to in clause (ii) has actual knowledge, as applicable.

                  14.9     SPECIAL REPRESENTATION DEFAULT

                  If any  representation  or  warranty  made by Lessee in clause
         (x), (xi), (xii), (xiii) or (xv) in Section 7(a) in the Restructure Agreement (i) shall prove to have been untrue or inaccurate in any material respect as of the date made, (ii) such untrue or inaccurate representation or warranty is material at the time in question and
         (iii) the same  shall  remain  uncured  (to the  extent of the  adverse impact of such incorrectness on the interest of Mortgagee or Lessor) for a period of 30 days from and after (1) with respect to a representation or warranty which is untrue or inaccurate in any material respect due to a provision in a Disclosed Other Creditor
         Document  (as  defined  in  clause   (xiii)  of  Section  7(a)  of  the
         Restructure Agreement) other than a provision thereof which was not delivered to the Mortgagee, the date of written notice thereof to Lessee from Lessor or Mortgagee, or (2) with respect to a representation or warranty which is untrue or inaccurate in any material respect due to a provision in any Other Creditor Amendment with respect to a 747-400 Aircraft, a provision in any 747-400 Aircraft Agreement, or a provision in any Other Creditor Amendment with respect to a lease, indenture, mortgage, contract or other agreement to which the Lessee and the Bank Lenders are parties with respect to 747-200 Aircraft, which is not a Disclosed Other Creditor Document (or a provision in a Disclosed Other Creditor Document with respect to any of the foregoing which was not delivered to the Mortgagee), the earlier of
         (x) the date of written notice thereof to Lessee from Lessor or Mortgagee, and (y) the date that any executive officer (or any officer with responsibility in relation to this Lease or any other person determining senior management policies or exercising executive responsibilities) of Lessee obtains actual knowledge of such provision that has resulted in such representation or warranty being untrue or inaccurate, unless (in the case of clause (1) or (2)) such adverse impact is capable of being corrected and Lessee shall be diligently proceeding to correct such adverse impact, in which case there shall be no Lease Event of Default under this Section 14.9 as a result of such representation or warranty being untrue or inaccurate unless and until such adverse impact shall continue unremedied for a period of 120 days after, in the case of clause (1), the giving of the notice referenced in clause (1) hereof or, in the case of clause (2), the earlier of the dates referred to in clauses (x) and (y) of such clause (2).

                  SECTION  11.  AMENDMENTS TO SECTION 15 OF THE ORIGINAL  LEASE.
(A) Section 15.1.1 of the Original Lease is hereby amended by deleting the words "or any Renewal Lease Term."

                  (B) The eleventh line of Section 15.1.3 of the Original Lease is hereby amended by deleting the words "or Renewal Rent" and substituting the words "and Enhancement Rent" in their stead.

                  (C) Section 15.1.3(a) is hereby amended by deleting the words "or Renewal Rent" and substituting the words "and Enhancement Rent" in their stead.

                  (D) Section 15.1.3(b)(i) is hereby amended by deleting such clause in its entirety and substituting the following in lieu thereof:

                  (i) an amount equal to the excess, if any, of the present value, computed as of the Stipulated Loss Value Date specified in such notice, discounted to such date at a rate per annum equal to the Debt Rate, compounded semiannually, of all unpaid Basic Rent during the then remaining portion of the Base Lease Term, over the Fair Market Rental Value of the Aircraft for the remainder of the Term, after discounting such Fair Market Rental Value to its then present value (at a rate per annum equal to the Debt Rate, compounded semiannually) as of the Stipulated Loss Value Date specified in such notice, or

                  (E) Line 10 of Section 15.1.4 and Section 15.1.4(a) are hereby amended by deleting the words "or Renewal Rent," and substituting the words "and Enhancement Rent" in their stead.

                  (F) Section 15 of the Original Lease is hereby amended by adding the following to the end of such Section 15 as a new Section 15.1.7:

                  15.1.7   SPECIFIC REMEDIES UPON A CROSS DEFAULT

                  (a) Notwithstanding the foregoing, if a Lease Event of Default occurs due to a Cross Default pursuant to Section 14.6 (and so long as the term, covenant or agreement the non-observance or non-performance of which gave rise to the Lease Event of Default pursuant to Section 14.6 is not also a term, covenant or agreement under the Lessee Operative Agreements that if not observed or performed would constitute a Lease Event of Default other than pursuant to
         Section 14.6), Lessor may exercise its rights and remedies under this Lease only after the earliest of (i) 30 days following the occurrence of an Other Creditor Payment Default or 60 days following the occurrence of an Other Creditor NonPayment Default, (ii) acceleration of the obligation that is the subject of the Other Creditor Payment Default or the Other Creditor Non-Payment Default and (iii) an Acceleration.

                  (b) If, before the occurrence of an Action Event, GECAS, Boeing, any Other EETC Transaction Person, the Bank Lenders or any Other Accelerated Creditor (i) waive an Other Creditor Payment Default or an Other Creditor Non-Payment Default under the GECAS Documents, the Boeing Documents, the Other EETC Transaction Documents or the Bank Lender Documents, respectively, or cancel or rescind the Acceleration or (ii) amend the provisions of the GECAS Documents, the Boeing Documents, the Bank Lender Documents, the Other EETC Transaction Documents or Other Accelerated Creditor Documents which gave rise to the Other Creditor Payment Default, Other Creditor Non-Payment Default or Acceleration such that the Other Creditor Payment Default, the Other Creditor Non-Payment Default or the Acceleration no longer exists, then the Cross Default that would otherwise have occurred shall be deemed to have been waived on the same terms and conditions, so long as (x) the provision of the GECAS Documents, the Boeing Documents, the Bank Lender Documents, the Other EETC Transaction Documents or the Other Accelerated Creditor Documents which was so waived or amended is not also a provision under the Lessee Operative Agreements that if not waived or amended would constitute a Lease Event of Default other than pursuant to Section 14.6, and (y) Lessee has complied with Section
         8.4.2 hereof.

                  SECTION  12.  AMENDMENT TO SECTION 16 OF THE  ORIGINAL  LEASE.
Section 16(c) of the Original Lease is hereby amended by deleting the words "Renewal Rent" and substituting the words "Enhancement Rent" in their stead.

                  SECTION  13.  AMENDMENT TO SECTION 17 OF THE  ORIGINAL  LEASE.
Section 17 of the Original Lease is hereby deleted and the following is substituted in lieu thereof:

                  SECTION  17. PURCHASE OPTIONS

                  17.1     PRELIMINARY NOTICES

                  At least 180 days prior to the Scheduled Expiration Date, Lessee may provide written notice to Lessor that Lessee may exercise the option to purchase the Aircraft on the Scheduled Expiration Date pursuant to Section 17.3.1(a). Any such notice (a "PRELIMINARY NOTICE") shall not be binding on Lessee. Promptly upon delivery of a Preliminary Notice, Lessee and Lessor shall determine the Fair Market Sales Value under Section 17.3.2. If within the 35 days allowed for determination of the Fair Market Sales Value, the parties have not succeeded in reaching agreement with respect to such Fair Market Sales Value, Lessee and Lessor shall commence the appraisal process provided for in Section 17.4, and shall be subject to the timing constraints set forth in
         Section 17.4.

                  17.2     [Intentionally Omitted]

                  17.3     PURCHASE OPTIONS

                  17.3.1   ELECTION

                  (a)      Subject to the terms and  conditions  of this Section
         17.3. Lessee or its designee may elect to purchase the Aircraft, on the Purchase Date, at a purchase price equal to the Fair Market Sales Value of the Aircraft (or, if greater, the Termination Value) computed as of the Purchase Date.

                  (b) Lessee may exercise its option to purchase the Aircraft by delivery of a written notice (a "PURCHASE NOTICE") to Lessor not less than 90 days prior to the Scheduled Expiration Date.

                  (c)      Notwithstanding  anything  to the  contrary  in  this
         Section 17:

                                    (i)      Any Purchase  Notice under  Section
                           17.3.1(b) shall be irrevocable and shall constitute an unconditional obligation of Lessee to purchase the Aircraft under this Section 17.3.

                                    (ii)     No Purchase  Notice  under  Section
                           17.3.1(b) shall be binding on Lessor if any Lease Event of Default or Specified Default shall have occurred and be continuing on the Purchase Date.

                                    (iii)    At  the  election  of  Lessee.  any
                           purchase option described in this Section 17.3 may be exercised by a designee of Lessee.

                  17.3.2   DETERMINATION OF FAIR MARKET SALES VALUE

                  The Fair Market Sales Value of the Aircraft shall be determined by mutual agreement of Lessor and Lessee (i) within 35 days after delivery of a Preliminary Notice, if a Preliminary Notice has been given, or (ii) if no Preliminary Notice has been given, within 35 days after delivery of a Purchase Notice under this Section 17.3 or, in either case, if they shall be unable to agree, by an appraisal in accordance with Section 17.4.

                  17.3.3   TITLE

                  Upon full and final payment by Lessee of (a) the applicable purchase price of the Aircraft, (b) all unpaid Rent due and payable through and including the Purchase Date, and (c) all other amounts due and payable by Lessee under this Lease and any other Operative Agreement, Lessor will transfer to Lessee or to a Person designated by Lessee title to the Aircraft in accordance with Section 4.5.

                  17.4     APPRAISALS

                  Whenever Fair Market Sales Value of the Aircraft is required to be determined by an appraisal under the foregoing provisions of this
         Section 17, Lessee and Lessor shall, within seven days after the expiration of the 35-day period referred to in Section 17.3.2, appoint a mutually satisfactory Appraiser to complete such appraisal within seven days of the appointment and the determination of such Appraiser shall be final and binding on Lessor and Lessee. If Lessee and Lessor fail to agree within such 7-day period upon a satisfactory Appraiser then each shall within one day thereafter appoint a separate Appraiser and such Appraisers shall within seven days of such appointment jointly determine such amount, and such jointly determined amount shall be final and binding on Lessor and Lessee. If either Lessee or Lessor fails to so appoint an Appraiser, the determination of the single Appraiser appointed shall be final and binding on Lessor and Lessee. If two Appraisers are appointed and within seven days after the appointment of the latter of such two Appraisers, they cannot agree upon such amount, such two Appraisers shall, within two days after such seventh day, appoint a third Appraiser and such amount shall be determined by such three Appraisers, who shall make their separate appraisals within seven days following the appointment of the third Appraiser, and any determination so made shall be conclusive and binding upon Lessor and Lessee in accordance with the following provisions of this Section 17. If three Appraisers are appointed and the difference between the determination which is farther from the middle determination and the middle determination is more than 125% of the difference between the middle determination and the third determination, then such farther determination shall be excluded, the remaining two determinations shall be averaged and such average shall be final and binding upon Lessor and Lessee. Otherwise, the average of all three determinations shall be final and binding upon Lessor and Lessee. If no such third Appraiser is appointed within such 2-day period, either Lessor or Lessee may apply to the American Arbitration Association to make such appointment, and both parties shall cooperate in making, and be bound by, such appointment. The fees and expenses of all such Appraisers and such appraisal procedure shall be borne by Lessee.

                  SECTION 14. NEW SECTION 19 TO THE ORIGINAL LEASE. The Original Lease is hereby amended by adding the following section after Section 18 of the Original Lease as a new Section 19:

                  19.      LEASE EVENT OF DEFAULT

                  At any time after the Restructure Agreement Execution Date, if a Lease Event of Default occurs (it being understood that for purposes of this Section 19 a Lease Event of Default pursuant solely to Section
         14.6 shall not take effect until the expiration of the applicable cure periods set forth in clauses (i) and (ii) of Section 15.1.7(a) of this Lease (a "15.1.7(a)(i) or (ii) EVENT") and that this Section 19 shall take effect solely as a result of a 15.1.7(a)(i) or (ii) Event only if such default has not been waived prior to the expiration of the applicable cure periods), (a) an amount equal to the excess, if any, of
         (x) the Basic Rent that would have been payable under this Lease pursuant to Schedule 2 of the Original Lease after January 2, 2003 (which amount shall be determined by reference to Schedule 19 of Amendment No. 1 to Lease Agreement for purposes of this Section 19 instead of Schedule 2 to the Original Lease) over (y) the sum of (i) the Basic Rent that was paid under this Lease pursuant to Schedule 2 to Amendment No. 1 to Lease Agreement after January 2, 2003 up to the date of such Lease Event of Default plus (ii) the aggregate amount, if any, of Enhancement Rent that was paid under this Lease prior to such Lease Event of Default shall become immediately due and payable by Lessee to Lessor on the date that such Lease Event of Default occurs (such amounts payable under clause (a), the "LEASE AMENDMENT DEFAULT AMOUNT"), shall become immediately due and payable by Lessee to Lessor on the date that such Lease Event of Default occurs and (b) regardless of whether any amounts are payable under clause (a) of this paragraph, Basic Rent shall thereafter be payable under this Lease each month in an amount equal to the higher of (A) the amount due under Schedule 19 to Amendment No. 1 to Lease Agreement in such month or (B) the amount due under Schedule 2 to Amendment No.1 to Lease Agreement in such month, and Lessee's obligation to pay Enhancement Rent shall cease. Upon the occurrence of a Lease Event of Default, any claim by Lessor for any Termination Value or Stipulated Loss Value payable pursuant to this Lease shall be determined, for any date of determination, by reference to the higher of (A) the Termination Value or Stipulated Loss Value (as the case may be) as set forth in Schedules 3 or 4 (as the case may be) to the Original Lease or (B) the Termination Value or Stipulated Loss Value (as the case may be) as set forth in Schedules 3 or 4 (as the case may be) to Amendment No. 1 to Lease Agreement. For the avoidance of doubt, if Lessee pays Lessor any Lease Amendment Default Amount upon the occurrence of a Lease Event of Default, Lessee shall not be liable for such particular Lease Amendment Default Amount again, regardless of the number of times Lessee defaults under this Lease. In addition, for purposes of calculating the Lease Amendment Default Amount, payments made by Lessee under Schedule 2 to Amendment No. 1 to Lease Agreement as Basic Rent shall be applied against the payments of Basic Rent which are set forth on Schedule 19 to Amendment No. 1 to Lease Agreement in the order received. Nothing in this Section 19 is intended to or shall limit or prejudice in any manner or to any extent the right of Lessor or Mortgagee, as applicable, to exercise all rights and remedies that are available to Lessor or Mortgagee, as applicable, under this Lease or under applicable law after the occurrence and during the continuance of a Lease Event of Default.

                  SECTION 15. AMENDMENT TO SCHEDULE 1 - CERTAIN TERMS TO THE ORIGINAL LEASE. Schedule 1 - Certain Terms to the Original Lease is hereby deleted in its entirety and Schedule 1 Certain Terms attached to Exhibit A to this Amendment is hereby substituted in lieu thereof.

                  SECTION 16. AMENDMENT TO ANNEX B TO THE ORIGINAL LEASE. Annex B to the Original Lease is hereby amended by deleting the words "or the end of any Renewal Lease Term" from the fIrst paragraph thereof.

                  SECTION 17. WAIVER. Lessor hereby waives the Specified Prior Defaults and agrees that Lessor will not exercise remedies solely by reason of or in respect of any Specified Prior Default. For the avoidance of doubt, Lessee acknowledges that the foregoing waiver does not extend to (i) any failure by Lessee to pay as and when due Basic Rent, Supplemental Rent or any other obligation under the Lease after giving effect to this Amendment (other than the failure to make the Basic Rent payments as and when due on February 2, 2004 and March 2, 2004), including without limitation, any failure by Lessee to pay the amounts required to be paid pursuant to Section 19 of the Lease as added by this Amendment, (ii) any failure by Lessee to deliver financial statements as provided in Section 8.2.1 of the Lease after giving effect to this Amendment or
(iii) any event or circumstance that constitutes a Lease Event of Default after giving effect to this Amendment (other than the failure to make the Basic Rent payments as and when due on February 2, 2004 and March 2, 2004), if such event or circumstance continues to exist after the Restructure Agreement Execution Date (other than the failure to make the Basic Rent Payments when due on February 2, 2004 and March 2, 2004).

                  SECTION 18. LEASE. Except as amended by this Amendment, the Original Lease remains unchanged and in full force and effect.

                  SECTION 19. LESSOR REPRESENTATION. Lessor confirms that the Owner Participant has instructed Lessor to execute and deliver this Amendment No. 1 to Lease Agreement.

                  SECTION 20. ENTIRETIES. This Amendment represents the final agreement between the parties about the subject matter of this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Amendment shall be considered an "Operative Agreement" as such term is defined in the Lease.

                  SECTION 21. COUNTERPARTS. This Amendment may be executed by one of more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument. Except as expressly provided for herein, no modification, amendment or waiver of any provision of this Amendment shall be effective unless such modification, amendment or waiver is in writing and signed by each of the parties hereto.

                  SECTION 22. FURTHER ASSURANCES. Each of the parties shall take such further action as may be reasonably requested by the other to carry out the purposes and intent of this Amendment and shall refrain from taking any action which would frustrate the purposes and intent of this Amendment.

                  SECTION 23. SEVERABILITY. If any provision of this Amendment is held to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof shall continue in full force and effect.

                  SECTION 24. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.

                  (a) THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION. VALIDITY AND PERFORMANCE. THIS AMENDMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

                  (b) EACH PARTY HERETO HEREBY IRREVOCABLY AGREES, ACCEPTS AND SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT.

                  (c) EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES THAT THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS. NOTICES AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SET FORTH PURSUANT TO SECTION 18.6 OF THE LEASE. EACH PARTY HERETO HEREBY AGREES THAT SERVICE UPON IT, OR ANY OF ITS AGENTS, IN EACH CASE IN ACCORDANCE WITH THIS SECTION 24, SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY, AND EACH PARTY HERETO HEREBY AGREES, THAT THE FAILURE OF ANY OF ITS AGENTS TO GIVE ANY NOTICE OF SUCH SERVICE TO ANY SUCH PARTY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE ON SUCH PARTY OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

                  (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AMENDMENT OR ANY OTHER OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

                  (e) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS AMENDMENT.

                  IN WITNESS WHEREOF, Lessor and Lessee have each caused this Amendment to be duly executed as of the day and year first above written.


                                  ATLAS AIR, INC., Lessee

                                  By: /s/ William C. Bradley
                                      --------------------------
                                  Name:   William C. Bradley
                                  Title:  Vice President & Treasurer

                                  WELLS FARGO BANK NORTHWEST,
                                  NATIONAL ASSOCIATION (not in its individual capacity except as expressly provided herein, but solely as Owner Trustee), Lessor

                                  By:
                                      --------------------------
                                  Name:
                                  Title:


             [THIS IS A DUPLICATE EXECUTED COUNTERPART, AND IS NOT THE ORIGINAL COUNTERPART FOR CHATTEL PAPER PURPOSES.]


                                    [N491MC]

         IN WITNESS WHEREOF, Lessor and Lessee have each caused this Amendment to be duly executed as of the day and year first above written.

                                ATLAS AIR, INC., Lessee

                                By:
                                    --------------------------
                                Name:
                                Title:

                                WELLS FARGO BANK NORTHWEST,
                                NATIONAL ASSOCIATION (not in its
                                individual capacity except as expressly provided herein, but solely as Owner Trustee), Lessor

                                By:  /s/ Michael D. Hoggan
                                    --------------------------
                                Name:   Michael D. Hoggan
                                Title:  Vice President


             [THIS IS A DUPLICATE EXECUTED COUNTERPART, AND IS NOT THE ORIGINAL COUNTERPART FOR CHATTEL PAPER PURPOSES.]


                                    [N491MC]

                           SCHEDULE TO EXHIBIT 10.4.2

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation S-K, Item 601.

------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
PROGRAM YEAR       REGISTRATION NUMBER      RESTRUCTURE AGREEMENT TYPE         LESSOR                          LESSEE


------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
1998               N494MC                   Owned Aircraft Restructure         Wells Fargo Bank Northwest,     Atlas Air, Inc.
                                            Agreement                          National Association
------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
1998               N408MC                   Leased Aircraft Restructure        Wells Fargo Bank Northwest,     Atlas Air, Inc.
                                            Agreement                          National Association
------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
1998               N491MC                   Leased Aircraft Restructure        Wells Fargo Bank Northwest,     Atlas Air, Inc.
                                            agreement                          National Association
------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
1998               N492MC                   Leased Aircraft Restructure        Wells Fargo Bank Northwest,     Atlas Air, Inc.
                                            Agreement                          National Association
------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
1998               N493MC                   Leased Aircraft Restructure        Wells Fargo Bank Northwest,     Atlas Air, Inc.
                                            Agreement                          National Association
------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
1999               N495MC                   Owned Aircraft Restructure         Wells Fargo Bank Northwest,     Atlas Air, Inc.
                                            Agreement                          National Association
------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
1999               N496MC                   Leased Aircraft Restructure        Wells Fargo Bank Northwest,     Atlas Air, Inc.
                                            Agreement                          National Association
------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
1999               N497MC                   Leased Aircraft Restructure        Wells Fargo Bank Northwest,     Atlas Air, Inc.
                                            Agreement                          National Association
------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
1999               N498MC                   Leased Aircraft Restructure        Wells Fargo Bank Northwest,     Atlas Air, Inc.
                                            Agreement                          National Association
------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
1999               N499MC                   Leased Aircraft Restructure        Wells Fargo Bank Northwest,     Atlas Air, Inc.
                                            Agreement                          National Association
------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
2000               N409MC                   Leased Aircraft Restructure        Wells Fargo Bank Northwest,     Atlas Air, Inc.
                                            Agreement                          National Association
------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------
2000               N412MC                   Leased Aircraft Restructure        Wells Fargo Bank Northwest,     Atlas Air, Inc.
                                            Agreement                          National Association
------------------ ------------------------ ---------------------------------- ------------------------------- ---------------------